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                                                                     Exhibit 10c


                               TRUSERV CORPORATION

                          DEFINED LUMP SUM PENSION PLAN



                             As Amended and Restated

                              as of January 1, 1998


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                TRUSERV CORPORATION DEFINED LUMP SUM PENSION PLAN

                                TABLE OF CONTENTS

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INTRODUCTION -- SECTION I

        1.1    History of the Plan................................................................1
        1.2    Preservation of Rights.............................................................1
        1.3    Intent to Comply...................................................................1
        1.4    Application of Plan................................................................2


DEFINITIONS -- SECTION 2

        2.1    Definitions........................................................................3


PARTICIPATION -- SECTION 3

        3.1    Date of Participation.............................................................13
        3.2    Events Affecting Participation....................................................14
        3.3    Participation upon Reemployment...................................................14


NORMAL PENSION -- SECTION 4

        4.1    Formula...........................................................................15
        4.2    Eligibility and Commencement-- Normal Pension.....................................15
        4.3    Amount of Normal Pension..........................................................15
        4.4    Terminations and Retirements Before January 2, 1998...............................18
        4.5    Uniformed Services Employment and Reemployment Rights.............................18
        4.6    SERVISTAR Plan....................................................................18


IMMEDIATE, EARLY AND LATE PENSION -- SECTION 5

        5.1    Immediate Pension.................................................................19
        5.2    Early Retirement Pension..........................................................19
        5.3    SERVISTAR Plan....................................................................19
        5.4    Late Retirement Pension...........................................................20


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                TRUSERV CORPORATION DEFINED LUMP SUM PENSION PLAN

                                TABLE OF CONTENTS

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NORMAL FORM OF PAYMENT -- SECTION 6

        6.1    Normal Form of Payment-- Joint and Survivor.......................................21
        6.2    Normal Form of Payment-- Single Life Annuity......................................21
        6.3    Optional Forms of Payment.........................................................21
        6.4    Election of Option................................................................21
        6.5    Notice to Participants............................................................22
        6.6    SERVISTAR Protected Payment Forms.................................................22
        6.7    Payment of Pension to the Participant.............................................23
        6.8    Payment Options...................................................................23
        6.9    Minimum Amounts to be Paid........................................................25
        6.10   TEFRA Transition Rule Elections...................................................25
        6.11   Restoration of Retired Participant or Other Former Associate to Service...........27
        6.12   Direct Rollover of Certain Distributions..........................................27


SURVIVING SPOUSE BENEFIT -- SECTION 7

        7.1    Eligibility.......................................................................29
        7.2    Amount............................................................................29
        7.3    Payments..........................................................................29
        7.4    Minimum Benefit and Payment Form..................................................30


TRUST FUND AND TRUSTEE -- SECTION 8

        8.1    Trust Fund........................................................................31
        8.2    Trust Fund Applicable Only to Payment of Benefits and Expenses....................31
        8.3    Trustee Capacity..................................................................31
        8.4    Resignation and Removal of Trustee................................................31
        8.5    Taxes, Expenses and Compensation of Trustee.......................................32
        8.6    Funding Policy and Investment Managers............................................32


FUNDING OF BENEFITS -- SECTION 9

        9.1    Contributions to the Fund.........................................................33
        9.2    Fund for Exclusive Benefit of Participants........................................33
        9.3    Disposition of Credits and Forfeitures............................................33


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                TRUSERV CORPORATION DEFINED LUMP SUM PENSION PLAN

                                TABLE OF CONTENTS

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PLAN ADMINISTRATOR -- SECTION 10

        10.1   Plan Administrator/Appointment of Committee.......................................34
        10.2   Duties and Authority..............................................................34
        10.3   Removal of Plan Administrator.....................................................35
        10.4   Appointment of Successor Plan Administrator.......................................35
        10.5   Plan Administration-- Miscellaneous...............................................35


AMENDMENT AND TERMINATION OF PLAN -- SECTION 11

        11.1   Amendment-- General...............................................................42
        11.2   Amendment-- Merger or Consolidation of Plan.......................................42
        11.3   Termination of Plan...............................................................42


RESTRICTION OF BENEFITS UPON EARLY TERMINATION OF THE PLAN -- SECTION 12

        12.1   Limitation Concerning Highly Compensated Employees or
               Highly Compensated Former Employee................................................43


SPECIAL PENSION BENEFITS PROVISIONS -- SECTION 13

        13.1   Statutory Maximum Pension Benefits................................................44
        13.2   Top-Heavy Provisions..............................................................49


EXECUTION PAGE...................................................................................54
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                TRUSERV CORPORATION DEFINED LUMP SUM PENSION PLAN

                               TABLE OF CONTENTS

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SUPPLEMENT A   ACTUARIAL ASSUMPTIONS.............................................................55


SUPPLEMENT B   MERGER OF NORTHERN WHOLESALE HARDWARE CO
               RETIREMENT PLAN WITH AND INTO PRIOR PLAN..........................................56

SUPPLEMENT C   SERVISTAR COAST TO COAST CORPORATION
               RETIREMENT INCOME PLAN PROVISIONS.................................................57


SUPPLEMENT D   1999 SPECIAL RETIREMENT OPPORTUNITY...............................................70


TABLE A        LATE RETIREMENT ADJUSTMENT FACTOR.................................................71


TABLE B        CONTINGENT PENSIONER ADJUSTMENT FACTORS
               JOINT AND SURVIVOR ADJUSTMENT FACTORS.............................................72


TABLE C        IMMEDIATE ANNUITY 10-YEAR CERTAIN ANNUITY
               MONTHLY INCOME PER 1000...........................................................77


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                            INTRODUCTION -- SECTION 1

1.1      HISTORY OF PLAN

         As of January 1, 1958, Cotter & Company established a program for providing retirement income and other benefits for certain of its associates and their beneficiaries. This program was set forth in a document entitled the Cotter & Company Pension Plan. Since the Cotter & Company Pension Plan was initially established, it has been amended and restated and its name changed to the Cotter & Company Defined Lump Sum Pension Plan.

         On July 1, 1997, Cotter & Company and SERVISTAR COAST TO COAST Corporation merged to form TruServ Corporation. In conjunction with the merger, the Cotter & Company Defined Lump Sum Pension Plan changed its name to be known as the TruServ Corporation Defined Lump Sum Pension Plan effective as of January 1, 1998. On January 2, 1998, the TruServ Corporation Defined Lump Sum Pension Plan and the SERVISTAR COAST TO COAST Corporation Retirement Income Plan were combined. Between July 1, 1997 and January 1, 1998, all Associates of the TruServ Corporation who were participants in the SERVISTAR Plan on June 30, 1997 remained participants in the SERVISTAR Plan. All benefit accruals under the SERVISTAR COAST TO COAST Corporation Retirement Income Plan ceased as of December 31, 1997. On January 2, 1998, all participants under the SERVISTAR Plan became participants under the TruServ Corporation Defined Lump Sum Pension Plan and will be entitled to the retirement benefits described in this Plan, including current accruals beginning on January 1, 1998.


1.2      PRESERVATION OF RIGHTS

         No provisions, other than those required to maintain this Plan as one qualified under Section 401(a) of the Code, of any previous amendment, this amendment and restatement of the Plan, or any future amendment shall operate to diminish or otherwise adversely affect the amount or terms of retirement income accrued in respect to a Participant's coverage under the Plan prior to the effective date of any such amendment or restatement.


1.3      INTENT TO COMPLY

         It is the intent of the Employer that the Plan shall be established and maintained (1) as a retirement program which is in full compliance with ERISA, and (2) as a qualified plan under the terms of Section 401(a) of the Internal Revenue Code of 1986 as amended from time to time.


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1.4      APPLICATION OF PLAN

         This Plan supersedes the Cotter & Company Defined Lump Sum Pension Plan and the SERVISTAR COAST TO COAST Corporation Retirement Income Plan, both in effect on December 31, 1997. With respect to all persons who have retired on or prior to December 31, 1997, retirement benefits will be made in accordance with such plan in effect on the date of retirement or separation from service. With respect to all persons who retire or otherwise separate from service on or after January 1, 1998, the retirement benefits will be made in accordance with the terms of the Plan.

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                            DEFINITIONS -- SECTION 2


2.1      DEFINITIONS

         The terms, as capitalized and defined in this Section, shall for all purposes of this Plan have the meaning described in this Section unless the context clearly requires otherwise or as otherwise expressly provided.

         (A) ACCRUED BENEFIT -- The yearly Pension commencing on the Participant's Normal Retirement Date determined in accordance with Section 4, as if the Participant's termination of employment occurred on the date of determination and he had a Vesting Percentage of 100%.

         (B) ACTUARIAL EQUIVALENT OR ACTUARIALLY EQUIVALENT -- The amount of equal value when computed on the basis of the actuarial assumptions set forth in Supplement A of the Plan. Application of such assumptions to the computation of benefits under the Plan shall be made uniformly and consistently with respect to all Participants in similar circumstances.

         (C) ADJUSTMENT FACTOR -- The appropriate adjustment factor(s) which may be applicable to a Participant's Pension in accordance with the further terms of the Plan.

         (D) AFFILIATED EMPLOYER -- Any company not participating in the Plan which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which also includes as a member the Employer; any trade or business under common control (as defined in Section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code. Notwithstanding the foregoing sentence, for purposes of
                  Section 13.1, the definitions in Sections 414(b) and (c) of the Code shall be modified as provided in Section 415(h) of the Code.

         (E) ANNUITY STARTING DATE -- The first day of the first period for which an amount is payable as an annuity or in the case of a lump sum payment the first date on which all events have occurred which entitle a Participant to such benefit.

         (F) ASSOCIATE -- Any person in the employ of the Employer, but excluding any person who is:

                  (1) a Leased Employee as defined in Section 414(n) of the Code;


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                  (2)      in a unit of Associates covered by a collective
                           bargaining agreement which does not provide for participation in the Plan;

                  (3) a participant, or eligible to become a participant, in any other retirement or pension plan (except the TruServ Corporation Associates' Savings and Compensation Deferral Plan) intended to qualify under
                           Section 401(a) of the Code and which is established by the Employer or to which the Employer makes any contribution; or

                  (4) any person who is treated as being other than a common law employee on the payroll records of the Employer, including any person classified as an independent contractor or consultant by the Employer during the period such person is so classified by the Employer regardless of such person's reclassification for such period by the Internal Revenue Service or other controlling authority for tax withholding purposes.

                  The term "Associate" as used in this Plan means any person who is employed by the Employer or an Affiliated Employer as a common law employee of the Employer or an Affiliated Employer, regardless of whether the person is an "Associate," and any Leased Employee.

         (G) AVERAGE COMPENSATION -- The annual average of the Compensation of an Associate during the three consecutive calendar years within the ten calendar years up to an including the calendar year of such Associate's termination of employment which yield the highest average. For purposes of computing an Associate's Average Compensation, if the date of such Associate's termination of employment shall occur prior to the end of a calendar year, then that calendar year shall be included as one of the ten calendar years, and the Associate shall be deemed to have received Compensation during that calendar year equal to the annualized rate of his base wages received during that calendar year plus any bonuses actually received during that calendar year.

         (H) BENEFICIARY -- The person or persons named by a Participant by written designation filed with the Employer to receive payments after the Participant's death as provided in Section 7.4.

         (I) CODE -- The Internal Revenue Code of 1986, as amended from time to time.

         (J) COMMITTEE -- The individuals appointed by the Employer to administer the Plan as described in Section 10.1.

         (K) COMPENSATION -- For any calendar year is the total cash compensation (including commissions, bonuses [other than sign-on bonuses], overtime pay, sick pay, vacation pay and holiday pay) paid to him by the Employer during that calendar year for personal services rendered to an Employer as an Associate, plus elective


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                  deferrals under Sections 125 and 401(k) of the Code for that calendar year, but excluding severance pay, moving or relocation allowances or bonuses, tuition reimbursements, auto or travel expense allowances or bonuses, or any other extraordinary remuneration. During the period of any Leave of Absence, an Associate shall be deemed to receive Compensation at the annual rate of Compensation actually received by him during such period, or, if no compensation is paid, the annual rate of Compensation immediately prior to the commencement of such Leave of Absence.

                  However, effective on and after the first day of the Plan Year beginning in 1989 and before the first day of the Plan Year beginning in 1994, Compensation taken into account for any purpose under the Plan, including the determination of Average Compensation, shall not exceed $200,000 per year. Except as provided below, as of January 1 of each calendar year on and after January 1, 1990 and before January 1, 1994, the applicable limitation as determined by the Commissioner of Internal Revenue for that calendar year shall become effective as the maximum Compensation to be taken into account for Plan purposes for 12-month compensation computation periods beginning within that calendar year only in lieu of the $200,000 limitation set forth above. Commencing with the Plan Year beginning in 1994, Compensation taken into account for any purpose under the Plan, including the determination of Average Compensation, shall not exceed $150,000 (as adjusted from time to time by the Secretary of the Treasury in accordance with Section 401(a)(17)(B) of the Code). Effective January 1, 1997, the compensation limit shall be applied without regard to the family aggregation provisions of the now repealed Section 414(q)(6) of the Code in determining benefit accruals for Plan Years beginning on and after January 1, 1997, and, to the extent permissible under the Internal Revenue Service rules or regulations, for any earlier Plan Year.

                  Solely for purposes of this subsection 2.1(K), for those individuals who were employed by SERVISTAR Corporation or SERVISTAR COAST TO COAST Corporation and who were participants in the SERVISTAR Corporation Retirement Income Plan or the SERVISTAR COAST TO COAST Corporation Retirement Income Plan, Compensation for periods beginning before January 1, 1998 shall include "Earnings" as defined in the SERVISTAR Plan as restated in Supplement C hereto subject to the above statutory limits and for the purposes of this Plan recasted on a calendar year basis assuming level "Earnings." Compensation shall not include any "Earnings" received by an individual while an associate of Coast to Coast Stores, Inc.

         (L)      DEFINED LUMP SUM -- The amount determined under Section
                  4.3(B).

         (M) DISABILITY INSURANCE PLAN -- Any plan from time to time in force which provides for the payment of income benefits to Associates of an Employer by reason of disability resulting from accident or sickness.


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         (N)      EFFECTIVE DATE -- January 1, 1998, unless otherwise noted.

         (O) EMPLOYER -- On and after July 1, 1997, Employer shall mean TruServ Corporation or any successor by merger, purchase or otherwise, with respect to its associates. Before July 1, 1997, Employer shall mean Cotter & Company, a Delaware corporation, and any Affiliated Employer which adopted the Plan by resolution of its board of directors and with the consent of Cotter & Company.

         (P) EMPLOYMENT CONTINUITY -- The period commencing with the date on which an associate first performs an Hour of Service for an Employer or an Affiliated Employer and ending on the first day of the 12-month period in which the associate incurs a One-Year Break in Service; provided, however, that if an Associate leaves the employ of the Employer or an Affiliated Employer other than pursuant to an authorized Leave of Absence and does not return until after a One-Year Break in Service, his Employment Continuity upon return to employment by the Employer or an Affiliated Employer shall be determined on the basis of the date on which the associate first performs an Hour of Service subsequent to his return to the employ of the Employer or an Affiliated Employer. A former associate who terminates employment and is reemployed by the Employer or an Affiliated Employer before incurring a One-Year Break in Service will not be deemed to have terminated employment with the Employer or an Affiliated Employer. Solely for purposes of determining Employment Continuity with respect to all persons who were active participants in the SERVISTAR Plan on December 31, 1997, for periods on or before June 30, 1997, Employer means SERVISTAR COAST TO COAST Corporation and its predecessors.

         (Q) ERISA -- The Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and any regulations issued pursuant thereto.

         (R) FUND -- The fund or funds established by separate written agreement between the Employer and an insurance company and/or trustee or trustees for the purpose of accumulating contributions made in accordance with the Funding of Benefits Section and paying the benefits and expenses described in certain other Sections of this Plan.

         (S) HIGHLY COMPENSATED EMPLOYEE -- With respect to a Plan Year commencing on or after January 1, 1997, any associate of the Employer or an Affiliated Employer (whether or not eligible for the Plan) who

                  (i) was a 5% owner of the Employer for such Plan Year or the prior Plan Year, or

                  (ii) for the preceding Plan Year received "statutory compensation" in excess of $80,000 (as adjusted by the Secretary of the Treasury from time to time). For this purpose, "statutory compensation" shall mean the wages, salaries,


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                           and other amounts paid in respect of an associate for
                           services actually rendered to an Employer or an Affiliated Employer and including amounts excluded from the income of an associate pursuant to Sections 125, 402(e)(3), 402(h)(1)(B) and 403(b) of the Code,
                           but excluding deferred compensation, stock options and other distributions which receive special tax benefits under the Code.

                  Notwithstanding the foregoing, associates who are nonresident aliens and who receive no earned income from the Employer or an Affiliated Employer which constitutes income from sources within the United States shall be disregarded for all purposes of this Section.

                  The provisions of this definition shall be further subject to such additional requirements as shall be described in Section 414(q) of the Code and its applicable regulations, which shall override any aspects of this Section inconsistent therewith.

         (T) HOUR OF SERVICE -- With respect to the applicable computation period:

                  (1) each hour for which the Associate is either directly or indirectly paid by the Employer or Affiliated Employer or entitled to payment for the performance of duties for the Employer or an Affiliated Employer; and

                  (2) up to a maximum of 501 hours for reasons other than the performance of duties (such as but not limited to paid sick leave, paid vacation time), irrespective of whether the employment relationship has terminated, which hours shall be credited to the Associate during the computation period in which payment is made or amounts payable to the Associate become due, and

                  (3) any additional hours as normally would have been credited to the Associate had he worked on a nonovertime basis during military leave while the Associate's reemployment rights are protected by law or is eligible to receive a benefit under a Disability Insurance Plan, provided that any such periods qualify as a Leave of Absence in accordance with the terms of the Leave of Absence definition, and

                  (4) each hour for which back pay is either awarded or agreed to by the Employer or an Affiliated Employer, irrespective of mitigation of damages, which hour shall be credited to the Associate for the computation period to which the award, agreement or payment pertains, rather than the period in which the award, agreement or payment was made.

                           The same hours of service shall not be credited under more than one paragraph of this definition. In no event will Hours of Service be allowed



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                           and computed in a manner less liberal than the manner
                           described in the Department of labor Regulation 2530.200b-2.

                  Solely for purposes of this subsection 2.1(T), the term Associate shall be deemed to include any person who is in the common law employ of the Employer or an Affiliated Employer so that Associates may be credited under the Plan with Hours of Service for participation purposes for period of employment during which they are not Associates as such term is defined in subsection 2.1(F).

         (U) LEAVE OF ABSENCE -- A temporary absence from active service with the Employer or an Affiliated Employer that, in the discretion of the Employer or an Affiliated Employer, may be granted to an Associate because of temporary incapacity or other good cause. If an Associate on a Leave of Absence does not return to employment with the Employer or an Affiliated Employer within the period authorized by the Employer or an Affiliated Employer, the Associate's employment shall be deemed to have terminated as of the first day following the period of the Leave of Absence. A Participant shall automatically be entitled to a Leave of Absence during any period of time for which he is eligible to receive a benefit under a Disability Insurance Plan. An Associate shall automatically be entitled to a Leave of Absence during any period of time he is in the military services of the United States, provided that he returns to employment within the period within which his right to reemployment is protected by law.

         (V) NAMED FIDUCIARY -- For purposes of ERISA, is the Committee appointed in Section 10.

         (W) NORMAL RETIREMENT DATE -- For benefit eligibility and vesting purposes, the day on which the Participant attains his 65th birthday. For all other purposes, the first day of the month coinciding with or next following the Participant's 65th birthday.

         (X) ONE-YEAR BREAK IN SERVICE -- For an associate, a 12-month period commencing on the date of an associate's termination of employment and on each anniversary thereof during which such associate is not employed (i.e., does not complete an Hour of Service) with an Employer or an Affiliated Employer. In the case of a maternity or paternity Leave of Absence, the 12-month period beginning on the first day of such absence shall not constitute a One-Year Break in Service. For purposes of this subsection 2.1(X), maternity or paternity Leave of Absence means an absence from work by reason of the associate's pregnancy, birth of the associate's child, or placement of a child with the associate in connection with the adoption of such child, or an absence for the purpose of caring for such child for a period immediately following such birth or placement.


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         (Y)      PARTICIPANT -- Any Associate who becomes covered under this
                  Plan. A former Associate who is entitled to a vested Pension under the Plan shall continue to be a Participant until he has received his vested Pension.

         (Z) PENSION -- Yearly payments (and lump sum payment, if elected) under the Plan in the amount provided in Section 4.1 and the forms provided in Section 7 payable to the Participant or his Beneficiary under the Plan as a consequence of the termination of employment of the Participant.

         (AA) PLAN -- The TruServ Corporation Defined Lump Sum Pension Plan as set forth in this document, as amended from time to time thereafter.

         (BB) PLAN ADMINISTRATOR -- The individual or group of individuals designated by the Employer to administer and supervise the Plan as provided in Section 10.

         (CC) PLAN YEAR -- The 12-month period commencing on a January 1 and ending on the following December 31.

         (DD) PRIOR PLAN -- The Cotter & Company Pension Plan in effect on December 31, 1995.

         (EE) PROTECTED BENEFITS -- As of any date of determination, the Accrued Benefit of a Participant and

                  (1) any right of the Participant under the terms of the Plan as of such date to have such Accrued Benefit, and the Prior Plan benefit, commence on a date other than the Normal Retirement Date;

                  (2) any right of the Participant under the terms of the Plan as of such date to have such Accrued Benefit, and the Prior Plan benefit, payable in an optional form of payment; and

                  (3) the methodology under the terms of the Plan as of such date for determining the amount of benefit payable as a result of the exercise of any right of the Participant expressed in paragraph (1) or (2) above.

                  For the sole purposes of paragraph (3) above, any provision of the Plan that requires payment of a Participant's Pension in a form other than that described in Section 6.2 shall be considered to be the exercise of a right by the Participant therefor.

                  See Sections 2.1(OO), 4.1(B), 5.3, 6.6 and 7.4 and for any Protected Benefits rights with respect to the SERVISTAR Plan.


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         (FF)     QUALIFIED JOINT AND SURVIVOR ANNUITY --

                  (1) in the case of a 50% Qualified Joint and Survivor Annuity, an annuity for the life of the Participant with a survivor annuity for the life of his Spouse which is one-half of the amount of the annuity payable during the joint lives of the Participant and his Spouse, and which is the Actuarial Equivalent of a single annuity for the life of the Participant in the amount specified by the relevant provision of
                           Section 4; and

                  (2) in the case of a 100% Qualified Joint and Survivor Annuity, an annuity for the life of the Participant with an survivor annuity for the life of his Spouse which is equal to the amount of the annuity payable during the joint lives of the Participant and his Spouse, and which is the Actuarial Equivalent of a single annuity for the life of the Participant in the amount specified by the relevant provision of Section 4.

         (GG) RETIREMENT DATE -- The date on which the payment of a Participant's Pension is to commence as a result of his termination of employment, as determined in accordance with the further terms of the Plan.

         (HH) SERVISTAR -- Is SERVISTAR COAST TO COAST Corporation, which merged with Cotter & Company to form the TruServ Corporation on July 1, 1997.

         (II) SERVISTAR PLAN -- Is the SERVISTAR COAST TO COAST Corporation Retirement Income Plan in effect on December 31, 1997. Certain provisions of the SERVISTAR Plan are contained in Supplement C to this Plan to assist the Committee's administration of this Plan's provisions where they relate to the SERVISTAR Plan provisions.

         (JJ) SPOUSAL CONSENT -- The Spouse's consent to the Participant's election of a form of payment other than Qualified Joint and Survivor Annuity must be in writing, must acknowledge the effect of the election, and the Spouse's signature must be witnessed by a Plan representative or notary public. Additionally, the Spouse's consent must specifically acknowledge any nonspouse Beneficiary designated by the Participant in conjunction with his election of an optional form of payment. The Participant may not subsequently designate another nonspouse Beneficiary without the further written consent of the Spouse. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a Plan representative that such written consent cannot be obtained because there is no Spouse; the Spouse cannot be located; of other circumstances as the Secretary of the Treasury may by regulations prescribe, the Participant's election to waive coverage will be considered valid. Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent. A Participant is allowed to revoke his election without the consent of his Spouse. The number of his revocations is not limited.

         (KK) SPOUSE -- The lawful wife of a male Participant, or the lawful husband of a female Participant, on the Participant's Retirement Date, date of death, or other event date as the context requires, if earlier.

         (LL) TRUST -- The trust established with the Trustee to hold the assets which fund the benefits payable by the Plan.

         (MM) TRUSTEE -- The Trustee of the Fund appointed by the Employer, which may be a bank, trust company or other corporation possessing trust powers under applicable state and Federal law, or one or more individuals or any combination thereof.

         (NN) VESTING PERCENTAGE -- The percentage which may be applied to a Participant's Accrued Benefit in accordance with the further terms of the Plan as determined below:

                                                           Vesting
                                                          Percentage
                                                          ----------
        If he has 5 Years of Service                         100%
        On his Normal Retirement Date                        100%
        In all other cases                                     0%

                  Notwithstanding the above, a Participant shall have a 100% Vesting Percentage in his Accrued Benefit if he:

                  (i) attained age 50, regardless of his Years of Service, and

                  (ii) became a participant in the SERVISTAR Plan before July 1, 1996.

         (OO) YEAR OF SERVICE -- Shall be credited to each Participant based on the number of days during a Participant's period of Employment Continuity divided by 365.25 rounded to the nearest 1/10 of a year, subject to the following:

                  (1) a Prior Plan participant shall be credited with his Years of Service earned through December 31, 1995 in accordance with provisions of the Prior Plan;

                  (2) a Participant in the SERVISTAR Plan as of December 31, 1997 shall be credited with a minimum number of Years of Service which shall be equal to his Years of Service as of June 30, 1997 under the SERVISTAR Plan;

                  (3) in addition, if an individual was a participant in the SERVISTAR Plan on July 1, 1997 and earned at least 500 hours of service (as defined in the SERVISTAR Plan and included in Supplement C hereto in which the Employer and Affiliated Employer referred to therein has the same meaning as defined in this
                           Plan) during the period July 1, 1997 through December 31, 1997, he shall be credited with an additional one-half Year of Service under this Plan and thereafter shall be credited with a Year of Service (and fractions thereof) as generally provided in this subsection (OO).

                  (4) if a former Participant with no Vesting Percentage in the Plan again becomes a Participant in this Plan, his Years of Service prior to any One-Year Break in Service shall be taken into account only if the number of consecutive One-Year Breaks in Service is less than five.

                  (5) no more than one Year of Service shall be granted to any individual for any period; and

                  (6) notwithstanding any Plan provision to the contrary, for purposes of Section 4.3, no Year of Service shall be credited to any Participant for any of the following periods: (a) periods of employment with Coast to Coast Stores, Inc. occurring prior to July 1, 1996, (b) periods of employment with Advocate Services, Inc. occurring prior to January 1, 1998,
                           (c) periods of employment while such person is in an employment classification, including but not limited to a unit of associates covered by a collective bargaining agreement which does not provide for participation in this Plan, (d) periods of employment during which an employee was a participant (or eligible to be a participant) in any retirement plan which is intended to be qualified under the Code (except the TruServ Corporation Employees' Savings and Compensation Deferral Plan and the SERVISTAR
                           Plan) sponsored by the Employer or an Affiliated Employer, (e) periods of employment as a Leased Employee as defined in Section 414(n) of the Code,
                           (f) periods of employment for which an employee has received or is receiving benefits under this Plan.

                           PARTICIPATION -- SECTION 3


3.1      DATE OF PARTICIPATION

         (A)      Each Associate who:

                  (1) was a Participant in the Cotter & Company Defined Lump Sum Pension Plan on January 1, 1998; or

                  (2)      was a Participant in the SERVISTAR Plan on January 1,
                           1998

                  shall automatically become a Participant in the Plan on January 2, 1998 provided that his Employment Continuity did not end on January 1, 1998.

         (B) Each other Associate will become a Participant under the Plan on the January 1 or July 1 which coincides with or next following the date the Associate has completed "one year of employment" and has attained age 21.

         (C) Notwithstanding any Plan provision to the contrary, each individual, who on January 1, 1998 was employed by Advocate Services, Inc. and who became an Associate of the Employer on January 2, 1998, shall commence participation in the Plan on January 2, 1998.

         (D) For the purposes of this Section, an Associate shall be credited with "one year of employment" when he completes a 12-month period of employment during his period of Employment Continuity.

         (E) Notwithstanding any Plan provision to the contrary, for purposes of this Section, each individual who is hired as a temporary employee shall be credited with "one year of employment" for the 12-month computation period beginning on the date he first completes an Hour of Service if he completes at least 1,000 Hours of Service by the end of that period, and he shall become a Participant as provided in (B) above. If a temporary employee terminates employment prior to becoming a Participant, but after having worked 1,000 Hours of Service in the 12-month period during which he was employed, and is subsequently rehired, he shall become a Participant as of the first January 1 or July 1 which coincides with or immediately follows his reemployment. If he terminates employment, is subsequently rehired as a temporary employee, and had not worked 1,000 Hours of Service in the 12-month period commencing with his initial date of hire, his prior service shall be disregarded and he shall begin a new computation period and his Hours of Service shall be counted from his date of rehire.

3.2      EVENTS AFFECTING PARTICIPATION

         A person's participation in the Plan shall end when he is no longer employed by the Employer, if he is not entitled to either an immediate or a deferred Pension under the Plan. Participation shall continue while on a Leave of Absence or during a period while he is not an Associate but is in the employ of the Employer or an Affiliated Employer, but no Years of Service for the purpose of determining the Accrued Benefit shall be counted for that period, except as specifically provided otherwise in this Plan, and such person's Pension shall be determined in accordance with the provisions of the Plan in effect on the date he ceased to be an Associate.


3.3      PARTICIPATION UPON REEMPLOYMENT

         (A) If an Associate's participation in the Plan ends and he again becomes an Associate, he shall again become a Participant as of his date of restoration to service as an Associate if his Vesting Percentage was 100% or he had not incurred five One-Year Breaks in Service. In any other case, he will participate in the Plan when he again meets the requirements of Section 3.1

         (B) However, if an associate's employment is terminated before he participates in the Plan and:

                  (i) he is later reemployed before he incurred a One-Year Break in Service, his employment after reemployment shall be aggregated with his previous period of employment and the period between his date of termination and his date of reemployment shall be included in his requirement of one year of employment; or

                  (ii) he incurred at least a One-Year Break in Service and the length of his break in service exceeded his Service prior to his Break, his employment before reemployment shall not be aggregated with his period of employment after his absence, in which case he will participate in the Plan when he meets the requirements of Section 3.1.

                           NORMAL PENSION -- SECTION 4


4.1      FORMULA

         With respect to a Participant who retires or terminates on or after January 2, 1998, the Pension payable under the Plan is the greater of
         (A), (B) or (C):

         (A) The Vesting Percentage of the Participant's Accrued Benefit determined in Section 4.3; or

         (B) The Vesting Percentage of the Participant's accrued benefit payable under the SERVISTAR Plan as of January 1, 1998, as modified by Sections 2.1(OO)(4) and 4.6; or

         (C) The Vesting Percentage of the Participant's accrued benefit under the Prior Plan as of December 31, 1995.


4.2      ELIGIBILITY AND COMMENCEMENT -- NORMAL PENSION

         Each Participant who retires from the employ of the Employer on his Normal Retirement Date will receive a normal Pension commencing as of such date.


4.3      AMOUNT OF NORMAL PENSION

         The yearly Pension payable to such Participant will be equal to the amount described in subsections (A), (B), (C), (D) and (E) below (subject, however, to Section 13.1 of this Plan, if applicable, and the election of the Participant to take the Accrued Benefit in a lump sum form under Section 6.8):

         (A) The Participant's Accrued Benefit shall equal his Defined Lump Sum converted into an Actuarially Equivalent single life annuity payable at the Participant's Normal Retirement Date or, if the Participant retires after his Normal Retirement Date, the age he retires after his Normal Retirement Date.

         (B)      The Participant's Defined Lump Sum equals the sum of (1) and
                  (2) below:

                  (1) the Participant's Average Compensation multiplied by the sum of the annual pension credit percentages in the table below that are earned by the Participant for each Year of Service (and fraction thereof):

      YEARS OF SERVICE        ANNUAL PENSION       YEARS OF SERVICE       ANNUAL PENSION
          WHILE AGE          CREDIT PERCENTAGE         WHILE AGE         CREDIT PERCENTAGE
      ----------------       -----------------     ----------------      -----------------
        Less than 26               2.0%                   46                   7.0%
           26 - 28                 2.5%                   47                   7.5%
           29 - 31                 3.0%                   48                   8.0%
           32 - 33                 3.5%                   49                   8.5%
           34 - 35                 4.0%                   50                   9.0%
           36 - 37                 4.5%                   51                   9.5%
           38 - 39                 5.0%                   52                   10.0%
           40 - 41                 5.5%                   53                   10.5%
           42 - 43                 6.0%                   54                   11.0%
           44 - 45                 6.5%                 55- 60                 11.5%
                                                      61 or More               12.0%

                  For each Participant who: (a) was a participant in the SERVISTAR Plan and attained age 50 and completed 15 Years of Service as of December 31, 1997, or (b) was a participant in the Prior Plan and attained age 50 and completed 15 Years of Service as of January 1, 1996, the sum of his annual pension credit percentages shall be increased by 25 percentage points.

                  (2) 50% of the sum of the Participant's annual pension credit percentages, determined under (1) above, multiplied by the excess of the Participant's Average Compensation over the "integration level." For this purpose, the "integration level" shall be 2/3 of the contribution and benefit base under Section 230 of the Social Security Act (42 U.S.C. Section 430), as amended, as in effect on the first day of the Plan Year for which a determination is made for purposes of a retirement or other termination of employment occurring during such year.

         (C) With respect to any Participant specified by the Chief Executive Officer of TruServ Corporation pursuant to a supplement to the Plan, such Participant's Defined Lump Sum shall not be less than an amount which is equal to the sum of 33% of the Participant's Average Compensation for each Year of Service up to age 55 and 42% of the Participant's Average Compensation for each Year of Service after age 55, up to a maximum of 20 Years of Service, limited to 660%, reduced by 96 times the Participant's "primary social security benefit" times his Years of Service divided by 20 (but this fraction cannot exceed one). For this purpose, the Participant's "primary social security benefit" means the estimated monthly primary old-age Social Security insurance benefit to which the Participant is or would be entitled at his Normal Retirement Date or at his later retirement date based on the provisions of the Social Security Act in effect on the date of retirement, before any offsets for earned income. For purposes of estimating the "primary social security benefit," it shall be assumed that the Participant has no wages covered by Social Security after retirement.

         (D)      Minimum Benefit Protection

                  (1) With respect to a Participant in the Prior Plan, the lump sum benefit payable under this Plan shall be no less than the Actuarial Equivalent of the Participant's Accrued Benefit under the Prior Plan. Further, for a Participant eligible for an immediate benefit under the Prior Plan, the lump sum shall be no less than the Actuarial Equivalent of the immediate Prior Plan benefit payable to the Participant.

                  (2) With respect to a Participant in the Prior Plan who attains age 62 or completes 30 Years of Service while an active Associate, the lump sum shall be no less than the lump sum calculated in (1) above, assuming the Participant commenced receipt of the lump sum at the later of (a) January 1, 1996, and (b) the first day of the month coincident with or next following the earlier of (i) the date the Associate attains age 62, and (ii) the date the Associate completes 30 Years of Service.

                  (3) With respect to a Participant in the SERVISTAR Plan, the lump sum benefit payable under this Plan will not be less than the Actuarial Equivalent of the Participant's Accrued Benefit under the SERVISTAR Plan.

                  (4) With respect to a Participant in the SERVISTAR Plan who attains age 60 while an active Associate, the lump sum shall be no less than the lump sum calculated in (3) above, assuming the Participant commenced receipt of the lump sum at the later of (a) January 1, 1998, and (b) the first day of the month coincident with or next following the date the Associate attains age 60.

4.4      TERMINATIONS AND RETIREMENTS BEFORE JANUARY 2, 1998

         Any pension benefit that a Participant, who terminated his employment or retired prior to January 2, 1998, may be entitled to receive shall be governed by the provisions of the Plan, Prior Plan and/or SERVISTAR Plan as in effect on the date of his termination of employment or retirement. Any Participant who terminated employment or retired prior to January 2, 1998 and who is reemployed on or after January 2, 1998 shall have his benefits calculated in accordance with the Plan as in effect on the date of his subsequent retirement or termination of employment as provided in Section 6.11.

         With respect to participants in the SERVISTAR Plan who terminated employment or retired on or after July 1, 1997 and before January 2, 1998, a lump sum pension option, calculated as the Actuarial Equivalent of the Participant's Accrued Benefit under the SERVISTAR Plan, was made available, effective June 1, 1998.


4.5      UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS

         Notwithstanding any Plan provision to the contrary, for re-employments initiated on or after December 12, 1994, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.


4.6      SERVISTAR PLAN

         On and after January 1, 1998, a participant under the SERVISTAR Plan will cease to be credited with service, credited service, earnings, and/or cash balance credit for purposes of benefit accrual under the SERVISTAR Plan.

                 IMMEDIATE, EARLY AND LATE PENSION -- SECTION 5


5.1      IMMEDIATE PENSION

         A Participant, whose employment with the Employer or an Affiliated Employer terminates with a 100% Vesting Percentage, may upon such termination of employment prior to his Normal Retirement Date be entitled to receive an immediate Pension. An immediate Pension is the Participant's Accrued Benefit converted into an Actuarially Equivalent single life annuity. With the consent of the Participant and Spousal Consent, if applicable, such immediate Pension shall commence on the first day of the month coinciding with or immediately following the Participant's termination of employment and shall be payable in any form of benefit as described in Section 6. Such Immediate Pension election must be made within 60 days from the date the Pension information and forms are provided to the Participant which will be as soon as administratively practical after the earlier of the submission of the Participant's written notice of termination or the Participant's actual termination from employment.


5.2      EARLY RETIREMENT PENSION

         A Participant who does not timely elect an immediate Pension under
         Section 5.1 upon his termination of employment may next elect to receive his Pension as an early retirement Pension under the Plan at a date not earlier than his attainment of age 55 (or age 50 for a former SERVISTAR Plan participant) and not later than his Normal Retirement Date. The early retirement Pension shall equal his Accrued Benefit reduced by 2/3 of 1% for each of the first 60 months and by 1/3 of 1% for each of the next 60 months by which payment of his early retirement Pension precedes his Normal Retirement Date (see SERVISTAR Plan application in Section 5.3 below). In no event, however, shall a Participant's early retirement Pension be less than his immediate Pension. With the consent of the Participant and Spousal Consent, if applicable, the early retirement Pension shall be payable in any form of benefit described in Section 6.


5.3      SERVISTAR PLAN

         For any Participant whose Pension is determined under Section 4.1(B), the calculation of any immediate or early retirement reduction factors will be based upon an age 60 Normal Retirement Date in accordance with the terms of the SERVISTAR Plan in effect at the earlier of his termination, retirement or January 1, 1998, as restated in Supplement C hereto.

5.4      LATE RETIREMENT PENSION

         If a Participant's employment with the Employer continues after his Normal Retirement Date, such Participant will receive a late retirement Pension commencing on the first day of the month immediately following the calendar month in which his employment ceases by reason other than death. The Participant's late retirement Pension is the Participant's Accrued Benefit.

         In the event a Participant's Pension is required to begin under Section
         6.7 while the Participant is in active service, such required beginning date shall be the Participant's Annuity Starting Date for purposes of
         Section 6 and the Participant shall receive a late retirement Pension commencing on or before such required beginning date in an amount determined as if he had retired on the last day of the preceding Plan Year. Subsequently, as of the end of each prior Plan Year before the Participant's actual late retirement date (and as of his actual late retirement date), the Participant's Pension shall be recomputed to reflect additional accruals. The Participant's recomputed Pension shall then be paid as of the following January 1.

         (A) If the Participant's Pension is being paid on an annuity form, the Participant's recomputed Pension shall then be reduced by the Actuarial Equivalent of the total payments of his late retirement Pension which were paid prior to each such recomputation to arrive at the Participant's late retirement Pension; provided that no such reduction shall reduce the Participant's late retirement Pension below the amount of late retirement Pension payable to the Participant prior to the recomputation of such Pension.

         (B) If the Participant's Pension is being paid in a lump sum payment, additional accrual will be based on that Year of Service only and not be reduced by any prior payments.

                       NORMAL FORM OF PAYMENT -- SECTION 6


6.1      NORMAL FORM OF PAYMENT -- JOINT AND SURVIVOR

         If the Participant has a Spouse, to whom he was married at least one year prior to his Annuity Starting Date, the normal form of payment is the 50% Qualified Joint and Survivor Annuity form.

         As an alternative to the 50% Qualified Joint and Survivor Annuity described above, a Participant may elect that his benefit be payable to him in the 100% Qualified Joint and Survivor Annuity form. Such election will not require spousal consent as provided in Section 6.4.


6.2      NORMAL FORM OF PAYMENT -- SINGLE LIFE ANNUITY

         If the Participant does not have a Spouse on his Annuity Starting Date, the normal form of payment is the single life annuity form. This form provides that payments will be made to the Participant during his lifetime with no payments made after death.


6.3      OPTIONAL FORMS OF PAYMENT

         In lieu of receiving his Pension in the normal form applicable to his coverage, a Participant may elect to receive a benefit of equal value based on one of the optional forms of payment provided in accordance with the further terms of the Plan, including Sections 6.6 and 6.8.


6.4      ELECTION OF OPTION

         The Participant may elect or revoke an option during the 90-day period before his Annuity Starting Date by filing a written election, including the Spousal Consent, with the Employer. However, a Participant may not elect more than one option to be effective at the same time. No such election or revocation can be made after the Participant's Retirement Date.

         In addition a Participant may elect or revoke an optional form of payment, to become effective upon his death, at any time on or after his Normal Retirement Date and before his late Retirement Date. To elect an option the Participant must waive surviving Spouse benefit coverage and elect an optional form of payment. His election must include the Spousal Consent to both the waiver and election.

         If a Participant elects an optional form of payment, the Pension payable to him must be more than 50% of the Actuarial Equivalent of a Pension payable to the Participant had the option not been elected, unless the alternate recipient is the Participant's Spouse; otherwise, such election will be inoperative.


6.5      NOTICE TO PARTICIPANTS

         The Employer shall furnish to each Participant, no less than 30 days and no more than 90 days, before his Annuity Starting Date a written explanation in nontechnical language of the terms and conditions of the Pension payable to the Participant in the normal and optional forms described in Sections 6.1, 6.2, 6.3, 6.6 and 6.8. Such explanation shall include a general description of the eligibility conditions for, and the material features and relative values of, the optional forms of payment under the Plan, any rights the Participant may have to defer commencement of his Pension, the requirement for Spousal Consent, and the right of the Participant to make, and to revoke, elections under
         Section 6.4. A Participant's Annuity Starting Date may not occur less than 30 days after receipt of the notice. An election under Section 6.4 shall be made on a form provided by the Plan Administrator and may be made during the 90-day period ending on the Participant's Annuity Starting Date, but not prior to the date the Participant receives the written explanation described in this Section. Notwithstanding any provision to the contrary, the Participant may, after having received the notice, affirmatively elect (with any applicable Spousal Consent) to waive any requirement that the written explanation be provided at least 30 days before his Annuity Starting Date if:

         (A) the Committee clearly informs the Participant that he has a period of at least 30 days after receiving the notice to decide when to have his benefits begin and, if applicable, to choose a particular optional form of payment;

         (B) the Participant affirmatively elects a date for his benefit to begin and, if applicable, an optional form of payment, after receiving the notice;

         (C) the Participant is permitted to revoke his election until the later of his Annuity Starting Date or seven days following the day he received the notice;

         (D) the distribution of his Pension commences more than 7 days after such explanation is provided to the Participant.


6.6      SERVISTAR PROTECTED PAYMENT FORMS

         Each Participant who was a participant in the SERVISTAR Plan on January 1, 1998 shall have, in addition to the optional forms of payment available under this Plan, all of the normal and optional forms of payment available under the SERVISTAR Plan, except for the 66-2/3 Joint and Survivor Annuity form, with respect to the payment of his Pension under this Plan. The Participant's Pension payable under said SERVISTAR Plan optional payment forms shall be the Actuarial Equivalent of the single life annuity form of payment for the life of the Participant and all calculations of these forms are based on the provisions contained in the SERVISTAR Plan on December 31, 1997 and restated in Supplement C hereto.


6.7      PAYMENT OF PENSION TO THE PARTICIPANT

         A Participant's Pension will be payable monthly with each payment equivalent to 1/12 of the yearly amount. The first of such monthly payments will be made at the Participant's Normal Retirement Date or early retirement date, if appropriate, with subsequent monthly payments being made at the first of each month thereafter until the Participant's death occurs, or in the case of a survivor annuity, until the surviving Beneficiary's death occurs.

         Except as otherwise provided in Sections 4, 5 or 7, unless the Participant elects otherwise, the payment of a Pension shall commence not later than the 60th day after the latest of the close of the Plan Year in which:

         (A) the Participant attains the earlier of age 65 or his Normal Retirement Date, or

         (B) the fifth anniversary of the year in which the Participant commenced participation in the Plan occurs, or

         (C)      the Participant terminates his Service with the Employer.

         Notwithstanding the preceding paragraph, in the case of a Participant in active service of the Employer or an Affiliated Employer, the Participant's Pension shall begin not later than the April 1 following the calendar year in which he attains age 70 1/2. In this situation, the provisions of Section 5.4 shall apply to him. However, a Participant who attains age 70 1/2 prior to January 1, 1988 and who is not a 5% owner (as defined in Section 416(i) of the Code) of the Employer as described above shall not receive payment while in active service under the provisions of this Section 6.7.


6.8      PAYMENT OPTIONS

         If not made in a lump-sum under the small benefits provisions of
         Section 10.5(G), payment may be made in one of the following forms upon the Participant's election and with Spousal Consent, if applicable::

         (A) A monthly pension payable in equal installments for the life of the Participant; provided however, that in the event the Participant dies within the 10-year period following his Annuity Starting Date, monthly payments equal to those payable during the life of the Participant shall be made to the Beneficiary or Spouse of the deceased Participant designated to receive such payments for the remainder of said 10-year period.

         (B) A lump sum payment equal to the Participant's Defined Lump Sum, as determined under Section 4.3(B) but in no event less than the lump sum amount determined under Section 4.3(D), which payment shall be made as of the first day of the month following the date an election to receive such lump sum payment is made pursuant to this Section.

         (C) A monthly pension payable in equal installments for the life of a Participant.

         (D) Any Participant, who was also a participant in the SERVISTAR Plan and terminated employment with the Employer between July 1, 1997 and December 31, 1997, may elect to receive his Accrued Benefit in a lump sum payment effective as of June 1, 1998. Such lump sum payment shall be calculated as provided in Sections 4.3(D)(3) and (4) subject to the following modifications, if applicable:

                  (1) the calculation of the lump sum payment shall include Participant contributions and interest thereon that have not been previously distributed by valuing them based on the Actuarial Equivalent but substituting the May, 1998 rate of interest (5.93%) for the stated lump sum distribution rate of interest.

                  (2) the lump sum payment calculation shall not take into account any previously distributed Participant contributions and interest thereon;

                  (3) for a Participant receiving monthly Pension payments prior to June 1, 1998, the lump sum payment amount calculated hereunder will be reduced by the sum of all previous monthly Pension payments.

                  The Committee will provide notice to any affected Participant of this election and provide a method by which the Participant can elect the lump sum payment with Spousal Consent, if applicable.

         The Participant must elect the optional forms of payment described in this Section 6.8, subject to the provisions of Section 5.1 and as provided in Section 6.4. Each of the optional forms of payment in this
         Section 6.8 (except as modified by Section 6.8(D)) shall be the Actuarial Equivalent of the single life annuity form of payment for the life of the Participant.

6.9      MINIMUM AMOUNTS TO BE PAID

         Notwithstanding any other provision in this Section 6, if the Participant's entire interest is to be paid in other than a lump-sum, then the amount to be paid each year (recognizing the possibility of paying the Cash Balance Benefit in a lump sum in the first year) must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or joint and last survivor expectancy of the Participant and designated beneficiary. Life expectancy and joint and last survivor expectancy are computed by the use of the return multiples contained in section 1.72-9 of the Income Tax Regulations. For purposes of this computation, a Participant's life expectancy may be recalculated no more frequently than annually, however, the life expectancy of a nonspouse beneficiary may not be recalculated. If the Participant's spouse is not the designated beneficiary, the method of payment selected must assure that at least 50% of the present value of the amount available for payment would be payable within the life expectancy of the Participant.

         If the Participant dies after payment of his interest has commenced, the remaining portion of such interest shall be paid at least as rapidly as under the method of payment being used prior to the Participant's death.

         If the Participant dies before payment of his interest commences, the Participant's entire interest must be paid no later than 5 years after the Participant's death except to the extent that an election is made to receive payment in accordance with (a) or (b) below:

         (A) if any portion of the Participant's interest is payable to a designated beneficiary, such payments shall be made in substantially equal installments over the life or life expectancy of the designated beneficiary and shall commence no later than 1 year after the Participant's death;

         (B) if, however, the designated beneficiary is the Participant's surviving spouse, the date on which payments are required to begin in accordance with (a) above is not required to be earlier than the date on which the Participant would have attained age 70 1/2; but, if the spouse dies before such payments begin, subsequent payments shall be made as if the spouse had been the Participant.


6.10     TEFRA TRANSITION RULE ELECTIONS

         Notwithstanding the other requirements of this Section and subject to the Qualified Joint and Survivor Annuity requirements, distribution on behalf of any Participant, including a 5% owner of the Employer, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

         (A) The distribution by the Plan is one which would not have disqualified such Plan under Section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

         (B) The distribution is in accordance with a method of distribution designated by the Participant whose interest in the Plan is being distributed or, if the Participant is deceased, by a beneficiary of such Participant.

         (C) Such designation was in writing, was signed by the Participant or the beneficiary, and was made before January 1, 1984.

         (D) The Participant had accrued a benefit under the Plan as of December 31, 1983.

         (E) The method of distribution designated by the Participant or the beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the beneficiaries of the Participant listed in order of priority. The method of distribution selected must assure that at least 50% of the present value of the amount available for distribution would be payable within the life expectancy of the Participant.

         A distribution upon death will not be covered by this transition rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant.

         For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant or the beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (A) and (E) above.

         If a designation is revoked any subsequent distribution must satisfy the requirements of Section 6.9. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or-indirectly (for example, by altering the relevant measuring life).

6.11     RESTORATION OF RETIRED PARTICIPANT OR OTHER FORMER ASSOCIATE TO SERVICE

         If a Participant having received his Pension or in receipt of a Pension is restored to service with the Employer or an Affiliated Employer, the following shall apply:

         (A) Upon his restoration to service he shall not be required or allowed to repay any benefit he has received and, if his Pension is payable in an annuity form, his Pension shall not be suspended and any optional form of payment shall remain in effect; if the Participant had commenced payment prior to his Normal Retirement Date, however, any additional Pension he accrues after his restoration to service shall be paid to his surviving Spouse in accordance with the provisions of Section 7 if he should die in active service.

         (B) Any Years of Service to which he was entitled when he retired or terminated service shall be restored to him, subject to the provisions of section 2.1(OO) ("Years of Service").



6.12     DIRECT ROLLOVER OF CERTAIN DISTRIBUTIONS

         (A) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         (B)      The following definitions apply to the terms used in this
                  Section:

                  (1) An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income;

                  (2) An "eligible retirement plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                           Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity;

                  (3) A "distributee" includes an Associate or former Associate. In addition, the Associate's or former Associate's surviving Spouse and the Associate's or former Associate's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse; and

                  (4) A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

         (C) In the event that the provisions of this Section 6.12 or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this Section or any applicable part thereof shall be ineffective without the necessity of further amendments to the Plan.

                      SURVIVING SPOUSE BENEFIT -- SECTION 7


7.1      ELIGIBILITY

         Upon the death of a Participant before his Retirement Date, his Spouse will receive a surviving Spouse benefit as described below in either 7.2(A) or (B) as applicable, if all the following requirements were met when the Participant died:

         (A) The Participant had a Spouse to whom the Participant had been married at least one full year prior to his death;

         (B)      The Participant dies on or after January 2, 1998; and

         (C)      The Participant's Vesting Percentage is 100%.


7.2      AMOUNT

         (A) If the Participant dies while actively employed by the Employer, the surviving Spouse benefit shall be equal to 55% of the Participant's Defined Lump Sum, but in no event less than 55% of the lump sum amount determined under Section 4.3(D).

         (B) If the Participant dies after his employment with the Employer is terminated, but prior to commencement of payments under the Plan, the Surviving Spouse benefit shall be equal to 55% of the benefit the Participant would have received if the Participant had survived to age 55 (or the age at his date of death, if older) and elected a 50% Qualified Joint and Survivor Annuity, and died.


7.3      PAYMENTS

         (A) Subject to the surviving Spouse's right to have the benefit paid at what would have been the Participant's Normal Retirement Date, the surviving Spouse benefit under Section 7.2(A) shall be paid commencing as of the first day of the month coinciding with or immediately following the Participant's death. In lieu of immediate monthly payments for life, the surviving Spouse may elect to receive the benefit immediately as a lump sum. Alternatively, the surviving Spouse may elect to defer commencement of the surviving Spouse benefit until the first day of any month coinciding with or immediately following the date the Participant would have attained age 55 (or age at death, if older), but not later than the first day of the month coinciding with or next following the date that would have been the Participant's Normal Retirement Date (or age at death, if older).

                  If a surviving Spouse elects to defer commencement of the surviving Spouse benefit, the benefit shall be converted to an Actuarially Equivalent monthly annuity for the life of the surviving Spouse commencing on the date that would have been the Participant's Normal Retirement Date. This benefit will be reduced by 2/3 of 1% for each of the first 60 months and 1/3 of 1% for each of the next 60 months by which the benefit commencement date precedes the date that would have been the Participant's Normal Retirement Date. In no event, however, shall this benefit be less than the benefit the surviving Spouse could have received as a monthly annuity for life commencing on the first of the month coinciding with or immediately following the Participant's death.

         (B) Subject to the surviving Spouse's right to have the benefit paid at what would have been the Participant's Normal Retirement Date, the surviving Spouse benefit under Section 7.2(B) shall be paid commencing as of the first day of the month coinciding with or immediately following the Participant's death. In lieu of such immediate payment, the surviving Spouse may elect to defer receipt of the surviving Spouse benefit to any date which is not later than the Participant's Normal Retirement Date. If such an election is made, the surviving Spouse benefit shall be equal to 55% of the benefit the Participant would have received if the Participant had survived to the date at which the surviving Spouse elects to commence the surviving Spouse benefit and had elected a 50% Qualified Joint and Survivor Annuity.

         (C) An election by the Spouse to commence receiving payments prior to what would have been the Participant's Normal Retirement Date shall be made on a form provided by the Plan Administrator and may be made during the 90-day period ending on the date the payments to the Spouse commence.


7.4      MINIMUM BENEFIT AND PAYMENT FORM

         If a Participant, who was a former participant in the SERVISTAR Plan, dies and his Spouse is not eligible to receive the surviving Spouse benefit, his Beneficiary will receive a refund of his available Participant's contributions together with credited interest computed thereon to the date of the Participant's death. Credited interest on a Participant's contributions means interest for the number of full months from the January 1 following the date each such contribution was paid to the Plan to the date specified herein. Prior to January 1, 1960, the rate of credited interest was 2 1/2% per annum, compounded annually. From January 1, 1960 to January 1, 1976, the rate of credited interest was 3% per annum, compounded annually. From January 1, 1976 to July 1, 1983, the rate of credited interest is 5% per annum. On and after July 1, 1983, the rate of credited interest is 7% per annum, compounded on each July 1. Any change in the rate of credited interest will apply to interest allowed for months occurring after the effective date of change.

                       TRUST FUND AND TRUSTEE -- SECTION 8


8.1      TRUST FUND

         The Employer has heretofore established the Fund which comprises all of the assets of the Plan and into which future contributions to finance this Plan shall be made. The Trust shall hold the Fund, which shall be used to pay benefits or expenses as provided in this Plan pursuant to authorization by the Committee; and such benefits shall be payable only from the Fund.


8.2      TRUST FUND APPLICABLE ONLY TO PAYMENT OF BENEFITS AND EXPENSES

         The fund will be used and applied only in accordance with the provisions of the Plan and the Trust Agreement entered into by the Employer and the Trustee to provide the benefits thereof, and no part of the corpus or income of the Trust fund will be used for, or diverted to, purposes other than for the exclusive benefit of Participants under the Plan and other persons thereunder entitled to benefits except to the extent provided in Sections 9.2 and 11.3 or to pay any reasonable expenses in the administration of the Plan.


8.3      TRUSTEE CAPACITY

         When there are two or more Trustees, they are authorized to allocate specific responsibilities, obligations or duties among themselves by their written agreement. An executed copy of such written agreement is to be delivered to and retained by the Committee. In the event of more than one Trustee, any action shall be taken at the direction of a majority of such Trustees.


8.4      RESIGNATION AND REMOVAL OF TRUSTEE

         Any Trustee may resign at any time by delivering to the Board of Directors of TruServ Corporation (the "Board of Directors") a written notice of resignation, which notice may be waived by the Board of Directors, to take effect at a date specified therein, which shall not be less than 30 days after the delivery thereof. The Trustee may be removed by the Board of Directors with or without cause, by tendering to the Trustee a written notice of removal to take effect at a date specified therein. Upon such removal or resignation of a Trustee, the Board of Directors shall either appoint a successor Trustee who shall have the same powers and duties as those conferred upon the resigning or discharged Trustee, or, if more than one Trustee is acting, determine that a successor shall not be appointed and the number of Trustees shall be reduced by one.

8.5      TAXES, EXPENSES AND COMPENSATION OF TRUSTEE

         The Trustee shall deduct from and charge against the Trust any taxes paid by it which may be imposed upon the Trust, or the income thereof, or which the Trustee is required to pay with respect to the interest of any Participant or Beneficiary therein. The Employer may pay the Trustee's reasonable expenses in administering the Plan and a reasonable compensation for its services as Trustee hereunder, either directly or through the Fund, at a rate to be agreed upon from time to time; provided, however, that no full-time Associate shall receive any compensation for acting as Trustee hereunder.


8.6      FUNDING POLICY AND INVESTMENT MANAGERS

         The Employer or its delegate shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Plan and the requirements of ERISA and shall determine the investment policy for the Plan. However, the Employer or its delegate may appoint one or more investment managers to manage the assets of the Plan (including the power to acquire and dispose of all or part of such assets) as the Employer shall designate. In that event, the authority over and responsibility for the management of the assets so designated shall be the sole responsibility of that investment manager.

         For purposes of this Article, the term "investment manager" means an individual who:

         (A) Has the power to manage, acquire or dispose of any asset of the Plan;

         (B) Is (i) registered as an investment advisor under the Investment Advisors Act of 1940, (ii) is a bank, as defined in that Act, or (iii) is an insurance company qualified to perform services described in paragraph (A) above; and

         (C) Has acknowledged in writing that he is a fiduciary with respect to the Plan.

                        FUNDING OF BENEFITS -- SECTION 9


9.1      CONTRIBUTIONS TO THE FUND

         From time to time, the Employer shall make such contributions to the Fund as the Employer determines are required to maintain the Plan on a sound actuarial basis. In determining the amounts and incidence of such contributions, the Employer will take into account such actuarial recommendations as may be provided by an enrolled actuary as defined by ERISA. Contributions by Participants are neither required nor permitted.


9.2      FUND FOR EXCLUSIVE BENEFIT OF PARTICIPANTS

         The Fund is for the exclusive benefit of Participants and other persons who may become entitled to benefits hereunder, and may also be used to pay any reasonable expenses arising from the administration of the Plan not assumed and then paid directly by the Employer. Prior to the satisfaction of all liabilities for benefits provided hereunder, no contribution made to the Fund will be refunded to the Employer except in the following circumstances:

         (A) The Employer's contributions to the Plan are conditioned upon their deductibility under Section 404 of the Code. If all or part of the Employer's deductions for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions to which that disallowance applies shall be returned to the Employer without interest, but reduced by any investment loss attributable to those contributions. The return shall be made within one year after the date of the disallowance of deduction.

         (B) The Employer may recover without interest the amount of its contributions to the Plan made on account of a mistake in fact, reduced by any investment loss attributable to those contributions, if recovery is made within one year after the date of those contributions.


9.3      DISPOSITION OF CREDITS AND FORFEITURES

         No credit or forfeitures arising from the operation of the Plan may be used to increase the benefit of any Participant or group of Participants but will instead be taken into account in determining contributions to be made by the Employer.

                        PLAN ADMINISTRATOR -- SECTION 10


10.1     PLAN ADMINISTRATOR/APPOINTMENT OF COMMITTEE

         To the extent provided in this Section, the general administration of the Plan and the responsibility for carrying out the provisions of the Plan shall be placed in a Committee of not less than 3 persons appointed from time-to-time by the Board of Directors of TruServ Corporation to serve at the pleasure of the Board of Directors. Any person who is appointed a member of the Committee shall signify his acceptance by filing written acceptance with the Board of Directors and the Secretary of the Committee. Any member of the Committee may resign by delivering his written resignation to the Board of Directors and the Secretary of the Committee. If the Employer does not appoint a Committee, the Employer shall perform the duties of the Committee.


10.2     DUTIES AND AUTHORITY

         The Plan Administrator shall administer the Plan on behalf of the Employer in a nondiscriminatory manner for the exclusive benefit of Participants and their Beneficiaries.

         The Plan Administrator shall have the exclusive power to, and perform all such duties as are necessary to, operate, administer and manage the Plan in accordance with the terms thereof, including but not limited to the following:

         (A) To determine all questions relating to a Participant's coverage under the Plan,

         (B) To maintain all necessary records for the administration of the Plan,

         (C) To compute and authorize the payment of a Pension and other benefit payments to eligible Participants and Beneficiaries,

         (D) To adopt and amend rules for the administration of the Plan and the transaction of its business subject to the limitations of the Plan. The Plan Administrator shall have the sole and unilateral discretionary authority to interpret the Plan and to make factual determinations (including but not limited to, determination of an individual's eligibility for Plan participation, the right, amount and form of any benefit payable under the Plan and the date on which any individual ceases to be a Participant and to remedy ambiguities, inconsistences and/or omissions). The determinations, acts and decisions of the Plan Administrator shall be final, conclusive and binding on all parties and, subject to the claim procedures in Section 10.7(B), shall not be overturned unless determined to be arbitrary and capricious by a court of competent jurisdiction.

         (E) To advise or assist Participants regarding any rights, benefits or elections available under the Plan.

         The Plan Administrator shall take such actions as are necessary to establish and maintain the Plan as a retirement program which is at all times in full and timely compliance with any law or regulation having pertinence to this Plan.

         The Plan Administrator shall be exclusively granted by the Employer all reasonable powers necessary or appropriate to accomplish his duties as Plan Administrator. The Plan Administrator shall use that degree of care, skill, prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in his conduct of a similar situation.


10.3     REMOVAL OF PLAN ADMINISTRATOR

         The Plan Administrator may be removed with or without cause by the Employer through delivery to him of written notice of removal, to take effect at a date specified therein.


10.4     APPOINTMENT OF SUCCESSOR PLAN ADMINISTRATOR

         In the event the office of Plan Administrator is vacant, the Employer shall promptly designate a successor Plan Administrator who must signify acceptance of this position in writing. In the event no successor is appointed, the Board of Directors or other governing body of the Employer shall function as the Plan Administrator until a new Plan Administrator has been appointed and has accepted such appointment.


10.5     PLAN ADMINISTRATION -- MISCELLANEOUS

         (A) Filing a claim for Benefits. A Participant or Beneficiary shall notify the Plan Administrator of a claim for benefits under the Plan. Such request may be in any form adequate to give reasonable notice to the Plan Administrator and shall set forth the basis of such claim. The claim shall also authorize the Plan Administrator to conduct such examinations as may be necessary to determine the validity of the claim and to take such steps as may be necessary to facilitate the payment of any benefits to which the Participant or Beneficiary may be entitled under the Plan.

         (B) Claims Procedure. The Plan Administrator shall make all determinations as to the right of any person to receive benefits under the Plan. Any denial by the Plan Administrator of a claim for benefits under the Plan by a Participant, Spouse, retired Participant or beneficiary (collectively referred to herein as "claimant") shall be stated in writing by the Plan Administrator and delivered or mailed to the claimant. Such notice shall set forth:

                  (1)      the specific reasons for denial;

                  (2) specific reference to pertinent provisions of the Plan upon which the denial is based;

                  (3) a description of any additional material or information necessary for the claimant to perfect his claim with an explanation of why such material or information is necessary; and

                  (4) an explanation of claim review procedures under the Plan written in a manner that may be understood without legal or actuarial counsel.

                  A claimant whose claim for benefits has been wholly or partially denied by the Plan Administrator may, within 90 days following the date of such denial:

                           (i) request a review of such denial in a writing addressed to the Plan Administrator;

                           (ii) submit such issues or comments, in writing or otherwise, as he shall consider relevant to a determination of his claim, and may include in his request a request for a hearing in person before the Plan Administrator; and

                           (iii) request to review any pertinent documents, which may be reviewed prior to his submitting his request for review.

                  The claimant may, at all stages of review, be represented by counsel, legal or otherwise, of his choice, provided that the fees and expenses of such counsel shall be borne by the claimant.

                  All requests for review shall be promptly resolved. The decision of the Plan Administrator with respect to any such review shall be set forth in writing and such shall be mailed to the claimant not later than 60 days following receipt by the Plan Administrator of the claimant's request unless special circumstances, such as need to hold a hearing, require an extension of time for processing, in which case the decision shall be so mailed not later than 120 days after receipt of such request. All decisions of the Plan Administrator shall be final, conclusive and binding on all parties and shall not be overturned unless such decision is determined by a court of competent jurisdiction to be arbitrary and capricious.

         (C) Governing Law. To the extent not preempted by ERISA, the Plan shall be construed, regulated and administered under the laws of the State of Illinois.

         (D) Masculine and Feminine, Singular and Plural. In construing the text of this Plan, the masculine shall include the feminine and the singular shall include the plural, and the plural the singular wherever the context shall plainly so require.

         (E) Reference to Laws. Any reference herein to any section of the federal Internal Revenue Code, ERISA, TEFRA or any other statute or law shall be deemed to include any successor statute or law of similar import.

         (F) Non-Assignment. Except as required by any applicable law, no benefit under the Plan shall in any manner be anticipated, assigned, alienated, subject to garnishment, levy, execution or other legal or equitable process, or otherwise subject to the claims of creditors, and any attempt to do so shall be void. However, payment shall be made in accordance with the provisions of any judgment, decree, or order which:

                  (1) creates for, or assigns to, a spouse, former spouse, child or other dependent of a Participant the right to receive all or a portion of the Participant's benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that spouse, child or dependent,

                  (2)      is made pursuant to a State domestic relations law,

                  (3) does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan, and

                  (4) otherwise meets the requirements of Section 206(d) of ERISA, as amended, as a "qualified domestic relations order," as determined by the Plan Administrator.

                  If the present value of any series of payments meeting the criteria set forth in clauses (1) through (4) above amounts to $5,000 or less, a lump sum payment of the Actuarial Equivalent of such assigned amount, determined in the manner described in
                  Section 10.5(G), shall be made in lieu of the series of payments.

                  If the amount payable to an alternate payee under a qualified domestic relations order exceeds such $5,000 present value, it may be paid to the alternate payee as soon as practicable after the order has been determined to be qualified by the Plan Administrator if the qualified domestic relations order so provides and the alternate payee consents thereto; otherwise it may not be payable before the earliest of the Participant's termination of employment or earliest retirement date under the Plan.

         (G) Small Benefits. If the Actuarial Equivalent of the Vesting Percentage of the Participant's Pension under the Plan is $5,000 or less, such Pension shall be distributed without the Participant's consent (or his Spouse's/Beneficiary's consent, if applicable) in the form of a lump sum cash distribution. For purposes of determining such Actuarial Equivalent amount, it shall be assumed that the benefit commencement date is the Participant's Normal Retirement Date.

                  The lump sum payment shall be made as soon as administratively practicable following the Participant's termination of employment or death, but in any event prior to the date his Pension payments would have otherwise commenced. In the event a Participant is not entitled to any Pension upon his termination of employment, he shall be deemed cashed-out under the provisions of this paragraph (G) as of the date he terminated service. However, if a Participant described in the preceding sentence is subsequently restored to service, the provisions of Section 6.11 shall apply to him without regard to such sentence.

         (H) Conditions of Employment Not Affected by Plan. The establishment of the Plan shall not confer any legal rights upon any Associate or other person for a continuation of employment, nor shall it interfere with the rights of the Employer or an Affiliated Employer to discharge any Associate and to treat him without regard to the effect which that treatment might have upon him as a Participant or potential Participant of the Plan. Participation in the Plan shall not grant any Participant the right to be retained in the service of the Employer or an Affiliated Employer or any other rights other than those to which he is entitled under relevant law or regulations.

         (I) Clerical Error. If any fact pertaining to eligibility for or amount of benefits payable under the Plan to a Participant or other payee has been misstated, or in the event of clerical error, the benefits will be adjusted by the Plan Administrator on the basis of the correct facts in a manner precluding individual selection.

         (J) Divestment of Benefits for Cause Precluded. In no event may a Participant be divested for cause of Pension or other benefits which he is eligible to receive.

         (K) Advisors and Counsel. The Employer, or the Committee acting through the Employer, may employ one or more persons to render advice with respect to any duty or responsibility it may have including, but not limited to, consultants, actuaries, financial advisors, accountants and attorneys.

         (L) Incompetency. If the Committee receives evidence satisfactory to it that a Participant or his Beneficiary to whom an amount is distributable under this Plan is legally incompetent to receive such amount and give valid receipt therefore, the Committee may cause payment of such amount to be made to the guardian or other legal representative of such Participant or his Beneficiary, or in the absence of a legal guardian or other legal representative, to such other person or institution who is then maintaining and has custody of such Participant or his Beneficiary. Any payments made shall be a complete discharge of liabilities of the Plan for that benefit.

         (M) Erroneous Payments. In the event that a Participant (or his Beneficiary) receives a distribution under this Plan in excess of the amount, if any, to which he is entitled, by reason of a calculation error or otherwise, the Plan Administrator, in his sole and absolute discretion, may adjust future benefit payments to the Participant (or his Beneficiary) to the extent necessary to recoup the amount which the Participant (or his Beneficiary) received which was in excess of the amount to which he was entitled under the term of the Plan. If the Plan Administrator determines, in his sole and absolute discretion, that it is not feasible or desirable to adjust future benefit payments to the Participant, the Plan Administrator may require the Participant (or his Beneficiary) to repay to the Plan the amount which is in excess of the amount to which the Participant (or his Beneficiary) is entitled under the terms of the Plan. All amounts received by the Participant (or his Beneficiary) under the Plan shall be deemed to be paid subject to these conditions. The determination of the Plan Administrator made pursuant to this Section 10.7(M) shall be final, conclusive and binding on all parties, subject to the claims procedures under Section 10.7(B), and shall not be overturned unless such determinations are arbitrary and capricious.

         (N) Headings. The headings of the Plan have been inserted for convenience of reference only and are to be ignored in the construction of the Plan.

         (O) Information. Before any benefit shall be payable by the Plan, each Participant, Spouse, Beneficiary or other person entitled to a benefit shall file with the Committee all the information that the Committee shall require to establish such persons rights and benefits under the Plan.

         (P) Written Elections. Any elections, notifications or designations made by a Participant or any other individual pursuant to the provisions of the Plan shall be made in writing and filed with the Committee in a time and manner determined by the Committee under rules uniformly applicable to all persons similarly situated. The Committee reserves the right to change from time to time the time and manner for making notifications, elections or designations by such persons under the Plan if it determines after due deliberation that such action is justified in that it improves the administration of the Plan. In the event of a conflict between the provisions for making an election, notification or designation set forth in the Plan and such new administrative procedures, those new administrative procedures shall prevail.

         (Q) Vested Rights. No person shall have any vested rights under the Plan and Trust except to the extent that such rights may accrue to him as provided under the Plan. Furthermore, any person with vested rights under the Plan and Trust shall look solely to the Plan and Trust and the assets thereunder for satisfaction of such vested rights.

         (R) Plan Provisions Controlling. In the event of any conflict between the provisions of the Plan and the provisions of a summary or other description of the Plan or the terms of any agreement or instrument related to the Plan, the provisions of the Plan shall control.

         (S) Interpretation of the Plan. It is the intent of the Employer that the Plan and Trust qualify under Sections 401(a) and 501(a) of the Code, respectively, and meet all applicable requirements of ERISA. Accordingly, the Plan and Trust shall be construed and interpreted in such manner as to give effect to this intent.

         (T) Limitation of Liability. The Employer, the Board of Directors of the Employer or any Affiliated Employer, the members of the Committee, and any of their officers, associates, representatives, consultants, counsel, or agents shall not incur any liability individually or on behalf of any other individuals or on behalf of the Employer for any act or failure to act, made in good faith in relation to the Plan or the Funds of the Plan. However, this limitation shall not act to relieve any such individual or the Employer from a responsibility or liability for any fiduciary responsibility, obligation or duty under Part 4, Title I of ERISA.

         (U) Indemnification. The Employer, members of the Committee, the Board of Directors of the Employer or any Affiliated Employer, and their officers, associates, representatives, consultants, counsel, and agents shall be indemnified against any and all liabilities arising by reason of any act, or failure to act, in relation to the Plan or the Fund of the Plan, including, without limitation, expenses reasonably incurred in the defense of any claim relating to the Plan or the Fund of the Plan, and amounts paid in any compromise or settlement relating to the Plan or the Fund of the Plan, except for such liability, losses or costs which result from:

                  (1)      their actions or failures to act made in bad faith;

                  (2)      their own gross negligence or willful conduct;

                  (3) any settlement, without TruServ Corporation's prior approval, of an action, suit, or preceding; or

                  (4) suits or actions at law or in equity advanced by TruServ Corporation against such party.

                  The foregoing indemnification shall be from the Fund of the Plan to the extent of this Fund and to the extent permitted under applicable law; otherwise from the assets of the Employer.

         (V)      Authority to Act

                  (1) The Employer and the Committee may authorize one or more of its members, associates, representatives, consultants, counsel, or agents to execute on its behalf instructions or directions to any interested party, and any such interested party may rely thereupon and the information contained therein.

                  (2) Whenever, under the terms of the Plan or Trust Agreement, the Employer is required or permitted to take action (except when related to administrative duties), such action shall be taken under authorization of the Board of Directors, unless otherwise provided by the Plan or the Trust Agreement or by prior action of such Board of Directors.

                 AMENDMENT AND TERMINATION OF PLAN -- SECTION 11


11.1     AMENDMENT -- GENERAL

         The Employer, by action of its Board of Directors, taken at a meeting held either in person or by telephone or other electronic means, or by unanimous written consent in lieu of a meeting, reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate, to amend in whole or in part any or all of the provisions of the Plan. However, no amendment shall make it possible for any part of the Fund of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of persons entitled to benefits under the Plan, before the satisfaction of all liabilities with respect to them. No amendment shall be made which has the effect of decreasing the Protected Benefit of any Participant or of reducing the nonforfeitable percentage of the Accrued Benefit of a Participant below the nonforfeitable percentage computed under the Plan as in effect on the date on which the amendment is adopted or, if later, the date on which the amendment becomes effective.


11.2     AMENDMENT -- MERGER OR CONSOLIDATION OF PLAN

         This Plan may be amended by the Employer to provide for the merger or consolidation of the Plan with another retirement plan, or for the transfer of assets and liabilities hereunder to another retirement plan. Such an event, however, may not occur unless each Participant would receive a retirement benefit under such other retirement plan after the merger, consolidation, or transfer (assuming that plan had then terminated) which is at least as great as the benefit he would have received under this Plan immediately prior to the merger, consolidation, or transfer (assuming this Plan had then terminated).


11.3     TERMINATION OF PLAN

         The Employer, by action of its Board of Directors, taken at a meeting held either in person or by telephone or other electronic means, or by unanimous written consent in lieu of a meeting, may terminate the Plan for any reason at any time. In case of termination of the Plan, the rights of Participants to their Protected Benefits as of the date of the termination, to the extent then funded or protected by law, if greater, shall be nonforfeitable. The Funds of the Plan shall be used for the exclusive benefit of persons entitled to benefits under the Plan as of the date of termination, except as provided in Section 9.2. However, any funds not required to satisfy all liabilities of the Plan for benefits because of erroneous actuarial computation shall be returned to the Employer. The Plan Administrator shall determine on the basis of actuarial valuation the share of the Fund of the Plan allocable to each person entitled to benefits under the Plan in accordance with Section 4044 of ERISA, or corresponding provision of any applicable law in effect at the time. In the event of a partial termination of the Plan, the provisions of this Section shall be applicable to the Participants affected by that partial termination.

          RESTRICTION OF BENEFITS UPON EARLY TERMINATION OF THE PLAN --
                                   SECTION 12


12.1 LIMITATION CONCERNING HIGHLY COMPENSATED EMPLOYEES OR HIGHLY COMPENSATED FORMER EMPLOYEES

         (A) The provisions of this Section shall apply (i) in the event the Plan is terminated, to any Participant who is a Highly Compensated Employee or Former Highly Compensated Employee of the Employer or an Affiliated Employer and (ii) in any other event, to any Participant who is one of the 25 Highly Compensated Employees of former Highly Compensated Employees of the Employer or Affiliated Employer with the greatest compensation in any Plan Year. The amount of the annual payments to any one of the Participants to whom this Section applies shall not be greater than an amount equal to the annual payments that would be made on behalf of the Participant during the year under a single life annuity that is of Actuarial Equivalent to the sum of the Participant's Accrued Benefit and the Participant's other benefits under the Plan.

         (B) If, (i) after payment of Pension or other benefits to any one of the Participants to whom this Section applies, the value of Plan assets equals or exceeds 110% of the value of current liabilities (as that term is defined in Section 412(l)(7) of the Code) of the Plan, (ii) the value of the Accrued Benefit and other benefits of any one of the Participants to whom this Section applies is less than 1% of the value of current liabilities of the Plan, or (iii) the value of the benefits payable to a Participant to whom this Section applies does not exceed the amount described in Section 411(a)(11)(A) of the Code, the provisions of paragraph (A) above will not be applicable to the payment of benefits to such Participant.

         (C) If any Participant to whom this Section applies elects to receive a lump sum payment in lieu of his Pension and the provisions of paragraph (B) above are not met with respect to such Participant, the Participant shall be entitled to receive his benefit in full provided he shall agree to repay to the Plan any portion of the lump sum payment which would be restricted by operation of the provisions of paragraph (A), and shall provide adequate security to guarantee that repayment.

         (D) Notwithstanding paragraph (A) of this Section, in the event the Plan is terminated, the restriction of this Section shall not be applicable if the benefit payable to any Highly Compensated Employee and any former Highly Compensated Employee is limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

         (E) If it should subsequently be determined by statute, court decision acquiesced in by the Commissioner of Internal Revenue, or ruling by the Commissioner of Internal Revenue, that the provisions of this Section are no longer necessary to qualify the Plan under the Code, this Section shall be ineffective without the necessity of further amendment to the Plan.

                SPECIAL PENSION BENEFITS PROVISIONS -- SECTION 13


13.1     STATUTORY MAXIMUM PENSION BENEFITS

         The statutory maximum amount of yearly Pension payable during any Plan Year, which shall be the limitation year for the purpose attributable to the Employer Accrued Benefit shall be determined in accordance with the further provisions of this Section 13.1.

         (A)      Basic Limitation

                  Regardless of any other provisions of this Plan, other than paragraphs (B)(4), (C) and (D) below, the amount of yearly Pension payable hereunder for any Limitation Year shall not exceed the lesser of (1) $90,000 or (2) 100% of the Participant's average annual remuneration determined with reference to the three consecutive limitation years of Service which he received the highest aggregate remuneration from the Employer or an Affiliated Employer (referred to hereinafter in this Section 13.1 as "highest average compensation").

         (B)      Secondary Limitations

                  The basic limitation in paragraph (A) shall be reduced or increased, as applicable, for the following situations if they are applicable:

                  (1)      Form of Pension other than a life annuity.

                           If the Pension is payable in a form other than a single life annuity, or a Qualified Joint and Survivor Annuity, the basic limitation in paragraph
                           (A) shall be adjusted to its actuarial equivalent based upon the age at which such Pension commences and an interest rate assumption of the greater of the rate of interest specified in Supplement A - Section A.1.(a) or 5%.

                  (2)      Less Than 10 Years of Service

                           If the Participant has less than 10 full years of Service, the basic limitations in paragraph (A)(2) shall be reduced by multiplying such limitation by a fraction, the numerator of which is the Participant's years of Service (computed to the nearest full month) and the denominator of which is 10. In addition, if the Participant has not been a Participant of the Plan for at least 10 years, the maximum annual Pension in paragraph (A)(1) above shall be multiplied by the ratio which the number of years of his participation in the Plan bears to 10. In both cases, these limits under this Section 13.1(B)(2) shall not be reduced to an amount less than 1/10 of the applicable limitation in Section 13.1(A).

                  (3)      Commencement of Pension

                           For purposes of this Section 13, the Participant's Social Security retirement age shall be the retirement age for the Participant under Section 216(l) of the Social Security Act, but shall be applied without regard to the age increase factor under Section 216(l) of the Social Security Act and as if the early retirement age under the Social Security Act were 62 years of age. If the Pension begins before the Participant's Social Security retirement age, the maximum Pension in paragraph
                           (A)(1) above shall be adjusted to the Actuarial Equivalent amount based on an interest rate assumption of the greater of the rate of interest specified in Supplement A-Section A.1.(a) or 5% per year and the Group Annuity Mortality Table specified in Supplement A - Section A.1.(b).

                  (4)      Commencement of Pension After Social Security
                           Retirement Age

                           If the Pension begins after the Participant's Social Security retirement age, the maximum Pension in paragraph (A)(1) above shall be adjusted to the Actuarial Equivalent amount based on an interest rate assumption of the lesser of 5% per year or the interest rate specified in Supplement A-Section A.1.(a). and the Group Annuity Mortality Table specified in Supplement A - Section A.1.(b).

         (C)      Minimum Pension

                  If the Participant's yearly Pension is not more than $10,000, as adjusted in accordance with paragraph (B)(2) above, the Participant may receive such $10,000 without regard to the other secondary limitations, provided the Participant did not at any time participate in a defined contribution plan maintained by the Employer.

         (D)      Cost-of-Living Limitation Adjustment

                  Effective January 1, 1988, and each January 1 thereafter, the $90,000 limitation of paragraph (A) above will be automatically adjusted to the new dollar limitation determined by the Commissioner of Internal Revenue for that calendar year. The new limitation will apply to limitation years in which the dollar limitation is changed.

         (E)      Participation in More Than One Defined Benefit Plan

                  If the Participant participated in more than one defined benefit plan maintained by the Employer or an Affiliated Employer regardless of whether any such plans are terminated, the statutory maximum retirement benefit shall be determined as if there were just one defined benefit plan, but the retirement income so determined will apply on a pro rata basis between, or among, such plans.

         (F)      Annual Additions

                  The sum of:

                  (1) amounts defined as annual additions under applicable defined contribution plans or the Employer or an Affiliated Employer; and

                  (2) the Participant's non-deductible contributions to this and all other defined benefit plans maintained by the Employer or an Affiliated Employer, regardless of whether any such plan is terminated; and

                  (3) amounts allocated in Plan Years commencing after March 31, 1984 to an individual medical account, as defined in Section 415(l)(2) of the Code, which is a part of this or any other defined benefit plan maintained by the Employer or an Affiliated Employer; and

                  (4) amounts derived from contributions paid or accrued attributable to post-retirement medical benefits allocated to the separate account of a key associate, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer or an Affiliated Employer.

         (G)      Participation in one or more Defined Contribution Plans

                  If any Participant is or has been a Participant in a defined contribution plan maintained by the Employer regardless of whether any such plans are terminated, the Participant may not have contributions made to the defined contribution plan(s) which would cause the sum of the defined benefit plan fraction and the defined contribution plan fraction to exceed l.0. This shall be accomplished by reducing the Pension otherwise determined under this Plan to the extent necessary to preclude such excess.

                  (1)      Defined Benefit Fraction

                           A fraction, the numerator of which is the sum of the Participant's projected annual benefit under each defined benefit plan maintained by the Employer or an Affiliated Employer regardless of whether any such plans are terminated, and the denominator of which is the lesser of 125% of the dollar limitation in effect for the limitation year under Section 415(b)(1)(A) of the Code or 140% of the "highest average compensation."

                           Notwithstanding the above, if the Participant was a Participant in one or more defined benefit plans maintained by the Employer which were in existence on July 1, 1982, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the

                           Participant had accrued as of December 31, 1982. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code as in effect at the end of the 1982 Limitation Year.

                           The projected annual benefit shall be the yearly Pension to which a Participant is entitled under the terms of each applicable defined benefit plan assuming continued employment until normal retirement age, or current age if later, and Compensation and all other relevant factors used to determine benefits under the plan remaining constant until normal retirement age, or current age if later.

                  (2)      Defined Contribution Fraction

                           A fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans maintained by the Employer or an Affiliated Employer regardless of whether any such plans are terminated for the current and all prior limitation years and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any limitation year is the lesser of 125% of the dollar limitation in effect under Section 415(c)(1)(A) of the Code or 140% multiplied by 25% of the Participant's Compensation for such year.

                           If the Associate was a Participant in one or more defined contribution plans maintained by the Employer which were in existence on July 1, 1982, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 multiplied by (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the later of the end of the last Limitation Year beginning before January 1, 1983 or June 30, 1983. This adjustment also will be made if, at the end of the last limitation year beginning before January 1, 1984, the sum of the fractions exceeds 1.0 because of accruals or additions that were made before the limitations of this Article became effective to any Plan of the Employer in existence on July 1, 1982.

         (H)      Remuneration

                  For the purposes of this Section 13.1 and the following
                  Section 13.2, a Participant's remuneration means his earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the employer maintaining the plan determined for purposes of Section 13.1 before any pre-tax contributions under a "qualified cash or deferred arrangement" (as defined under Section 401(k) of the Code and its applicable regulations) or under a "cafeteria plan" (as defined under Section 125 of the Code and its applicable regulations) (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses [except as excluded below]), and excluding the following:

                  (1) Employer contributions to a plan of deferred compensation which are not included in the associate's gross income for the taxable year in which contributed or employer contributions under a simplified associate pension plan to the extent such contributions are deductible by the associate, or any distributions from a plan of deferred compensation;

                  (2) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the associate either becomes freely transferable or is no longer subject to a substantial risk or forfeiture;

                  (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option;

                  (4) Other amounts which received special tax benefits, or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the associate).

                           Remuneration for any limitation year is the remuneration actually paid or includible in gross income during such year.

         (I)      Discrepancy With Code

                  The limitations set forth in this Section 13.1 are intended to comply with the provisions of Section 415 of the Code and any regulations issued pursuant thereto, so that the maximum Pension shall be exactly equal to the maximum amount allowed under said Section 415, and any regulations issued pursuant thereto. Should there be any discrepancy between the provisions of this Section 13.1 and those of said Section 415 and any regulations issued pursuant thereto, such discrepancy shall be resolved by giving full effect to the provisions of said Section 415 and any regulations issued pursuant thereto.


13.2     TOP-HEAVY PROVISIONS

         As required by TEFRA, the following provisions shall become effective in any Plan Year subsequent to the 1983 Plan Year in which this Plan is a Top-Heavy Plan.

         The provisions of this Section 13.2 will apply to both active and frozen plans and, with the exception of the minimum Pension and minimum Vesting Percentage provisions, will apply to any terminated plans which were maintained at any time during the five years ending on the Determination Date.

         (A) Top-heavy Plan Status. This Plan will be a Top-Heavy Plan as of a Determination Date if:

                  (1) this Plan is not a Plan that is required to be aggregated and the ratio of the Present Value of Accrued Benefits of Participants who are Key Employees to the Present Value of the Accrued Benefits of all Participants in the Plan exceeds 6/10; or

                  (2) this Plan is part of a Required Aggregation Group and the ratio of the Present Value of Accrued Benefits of Participants who are Key Employees to the Present Value of Accrued Benefits of all Participants in the Required Aggregation Group exceeds 6/10.

                  Notwithstanding anything in (A)(2) to the contrary, the determination of whether this Plan is a Top-Heavy Plan of a Determination Date shall be made after aggregating all Plans in the Required Aggregation Group, and after aggregating any other Plans which are in the Permissive Aggregation Group, if such permissive aggregation thereby eliminates the Top-Heavy status of the Required Aggregation Group. Regardless of the results of any aggregation, a Plan that was not part of the Required Aggregation Group will not be top-heavy.

         (B) Super Top-Heavy Plan. This Plan will be a Super Top-Heavy Plan for a given Plan Year in which the ratio defined in A, above, exceeds 9/10.

         (C) Key Employee. The term Key Employee means any Associate or former Associate (including deceased Associates) of the Employer who at any time during the Plan Year or the four preceding Plan Years is:

                  (1) An officer of the Employer, but in no event if there are more than 500 Associates, shall more than 50 Associates or, if there are less than 500 Associates, shall the greater of three Associates or 10% of all Associates, be taken into account under this subsection as Key Employees;

                           In no event shall an officer whose annual
                           Compensation, as defined in Section 13.1(I) of this Plan, is less than 50% of the limitation in effect under Section 415(b)(1)(A) of the Code as adjusted from time to time, be a Key Employee for any such Plan Year.

                  (2) One of the ten Associates owning (or considered as owning within the meaning of Section 318 of the Code) the largest interest in the Employer, or, if the Employer is other than a corporation, one of the ten Associates owning the largest interest of the capital or profits interest in the Employer. If two or more Associates own equal interests in the Employer the ranking of ownership share will be in descending order of the Associates' Earnings;

                           In no event shall an Associate who meets the requirements of the prior paragraph but whose interest in the Employer is not greater than 1/2% or whose Compensation is less than the dollar limitation in effect under Section 415(c)(i)(A) of the Code, as adjusted from time to time, be a Key Employee.

                  (3) Associates owning (or considered as owning within the meaning of Section 318 of the Code, as modified by
                           Section 416(i)(1)(B)(i) of the Code) 5% or more of the outstanding stock of the Employer or stock possessing 5% or more of the total combined voting power of all stock of the Employer, or, if the Employer is other than a corporation, any Associate owning 5% or more of the capital or profits interest in the Employer;

                  (4) Associates owning (or considered as owning within the meaning of Section 318 of the Code, as modified by
                           Section 416(i)(1)(B)(ii) of the Code) 1% or more of the outstanding stock of the Employer or stock possessing 1% or more of the total combined voting power of all stock of the Employer and whose annual Compensation from the Employer is $150,000 or more, or, if the Employer is other than a corporation, any Associate owning 1% or more of the capital or profits interest in the Employer, and whose annual Compensation from the Employer is $150,000 or more;

                  The beneficiary of any deceased Associate who was a Key Employee shall be considered a Key Employee for the same period as the deceased Associate would have been so considered.

         (D) Non-Key Employee. A Non-Key Employee means any Associate who is not a Key Employee. Any Associate who previously was a Key Employee and is now a Non-Key Employee will be excluded entirely from the calculation done to determine Top-heavy Status.

         (E) Employer. For purposes of Section 13.2 the Employer is the Employer who adopts this Plan, and any Affiliated Employer.

         (F) Accrued Benefit. The Accrued Benefit is the yearly Pension commencing on the Participant's Normal Retirement Date determined in accordance with Section 4 as if the Participant's Termination of Employment had occurred as of the most recent valuation date prior to the Determination Date. For purposes of Section 13.2 the Accrued Benefit will not include the accrued benefit attributable to any Associate who has not performed an Hour of Service during the five-year period ending on the Determination Date, but will include any distribution made to a Key Employee or Non-Key Employee during the five-year period ending on the Determination Date.

                  The extent to which rollover contributions and transfers are to be taken into account in determining the Accrued Benefit will be determined in accordance with Section 416(g)(4)(A) of the Code and IRS Regulation 1.416-1, T-32.

         (G) Present Value. Present Value shall be based on the actuarial assumptions specified in Supplement A - Section A.1. If this Plan is part of a Required or Permissive Aggregation Group, the mortality and interest assumptions shall be the same for all plans within the Group. In determining Present Value, proportional subsidies shall not be taken into account, but nonproportional subsidies shall be taken into account. The Present Value will be determined as of the valuation date occurring during the twelve-month period ending on the Determination Date. The valuation date is the date used in computing Plan costs for minimum funding.

         (H) Required Aggregation Group. The term Required Aggregation Group means all of the plans of the Employer which cover a Key Employee during the five-year period ending on the relevant Determination Date, or those plans which during said five-year period were aggregated, so that a plan which covers a Key Employee would satisfy the requirements of Sections 401(a)(4) or 410 of the Code.

         (I) Permissive Aggregation Group. The term Permissive Aggregation Group means all of the plans of the Employer which are included in the Required Aggregation Group plus any plans of the Employer which provide comparable benefits to the benefits provided by plans in the Required Aggregation Group and are not included in the Required Aggregation Group, but which satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group.

         (J) Determination Date. The term Determination Date means, with respect to a Plan Year, the last day of the preceding Plan Year, or, in the case of the first Plan Year of a plan, the last day of the first Plan Year.

         (K) Minimum Pension Benefit. The yearly amount of Pension as described in Section 4.1 for a Participant who is a Non-Key Employee, shall not be less than the Participant's average yearly Compensation, during the Participant's five highest-paid consecutive calendar years, multiplied by the lesser of (1) 2%, multiplied by the number of the Participant's years of Service after December 31, 1983 in which this Plan is a Top-Heavy Plan, or (2) 20%. This minimum amount is assumed to be payable on a single life annuity basis, commencing on his Normal Retirement Date.

                  If a Participant who is a Non-Key Employee is covered under this Plan and a defined contribution plan maintained by the Employer, the yearly amount of Pension, for such Participant, determined in the preceding paragraph shall not be applicable to such Participant if the minimum contribution under such defined contribution plan is equal to 5% of the Participant's Compensation (or is equal to 7 1/2% of the Participant's Compensation if the Employer uses a factor of 1.25 in computing the denominators of the defined benefit and defined contribution fractions under Section 415(e) of the Code).

                  If this Plan is not Super Top-Heavy, such 2% benefit accrual shall be increased to 3% and such 20% by one percentage point for any year in which the Employer also maintains a defined contribution plan if such increase is necessary to avoid the application of Section 416(h)(1) of the Code relating to special adjustments to Section 415 of the Code limitations for plans which are Top-Heavy, if the adjusted limitations of said
                  Section 416(h)(1) would otherwise be exceeded if such minimum contribution were not so increased.

                  If the minimum Pension payable on a basis other than a single life annuity or on a date other than Normal Retirement Date, it shall be adjusted to be the actuarial equivalent of the single life annuity form payable at Normal Retirement Date.

         (L) Minimum Vesting Percentage. Notwithstanding any other Vesting Percentage provision of this Plan to the contrary unless it would produce a greater Vesting Percentage, the Vesting Percentage that is applied to the Participant's Accrued Benefit, on and after this Plan becomes a Top-Heavy Plan, shall, in accordance with the further terms of this Plan, be as determined below:

                  YEARS OF SERVICE                     PERCENTAGE
            ---------------------------                ----------
            If he has less than 2 years                   0%
                 If he has 2 years                       20%
                 If he has 3 years                       40%
                 If he has 4 years                       60%
                 If he has 5 years                      100%


         (M) Compensation Limitation. For any Plan Year in which this is a Top-Heavy Plan, the annual Compensation for each Participant shall not exceed the dollar limitation set forth in the definition of Earnings.

         (N) Modification to Section 13.1 When a Plan is a Top-Heavy Plan. For any Limitation Year in which the Plan is determined to be a Top-Heavy Plan, the definitions of the "Defined Benefit Fraction" and "Defined Contribution Fraction" shall be changed by substituting in the denominator of each Fraction "100%" for "125%".

TRUSERV Corporation herewith causes this amended and restated Plan to be executed by its duly authorized officers on this __________ day of ______________, 1998.


                                        TRUSERV CORPORATION


                                        ---------------------------------

                                  SUPPLEMENT A

                              ACTUARIAL ASSUMPTIONS


A.1.     LUMP SUM DISTRIBUTIONS

         For purposes of determining "Actuarially Equivalent" or "Actuarial Equivalent" lump sum distributions under the Plan, the following actuarial assumptions are used:

         (a) Rate of Interest: The rate in use during a Plan Year shall be the annual rate of interest on 30-year Treasury securities for the month of November immediately preceding such Plan Year as specified by the Commissioner for such month in the Internal Revenue Bulletin but not greater than 8.0%.

         (b) Mortality: The mortality table prescribed by the Secretary of the Treasury, in revenue rulings, notices, or other guidance pursuant to Section 807(d)(5)(A) of the Code that has been published in the Internal Revenue Bulletin as of the date such lump sum distribution is being determined.


A.2.     TYPE OF ANNUITY

         For purposes of determining "Actuarially Equivalent" or "Actuarial Equivalent" benefits under the Plan, the following factors shall be used in determining benefits that are actuarially equivalent to the normal single annuity for the life of the Participant form of benefit provided under the Plan (in no event will a factor exceed one):

         (a)      50% Qualified Joint and Survivor Annuity: 90%, plus (or minus)
                  0.4 of 1% for each full year that the Participant is younger (or older) than the Participant's spouse; except that, if the Participant's age at the Annuity Starting Date is less than 55 years, "94%" shall be substituted for "90%." In no event will this factor exceed 100%.

         (b) 100% Qualified Joint and Survivor Annuity: 81%, plus (or minus) 0.7 of 1% for each full year that the Participant is younger (or older) than the Participant's spouse; except that, if the Participant's age at the Annuity Starting Date is less than 55 years, "89%" shall be substituted for "81%." In no event will this factor exceed 100%.

         (c) Life and 10-Year Certain Annuity: 94%; except that, if the Participant's age at the Annuity Starting Date is less than 55 years, "98%" shall be substituted for "94%."

                                  SUPPLEMENT B

                    MERGER OF NORTHERN WHOLESALE HARDWARE CO.
                    RETIREMENT PLAN WITH AND INTO PRIOR PLAN


B.1.     MERGER

         Effective as of January 1, 1990, the Northern Wholesale Hardware Co. Retirement Plan ("Northern Plan") was amended, continued and merged with the Cotter & Company Pension Plan ("Prior Plan").


B.2.     PARTICIPATION

         On January 1, 1990, each former participant in the Northern Plan ("Northern Participant") became a Participant in the Prior Plan and will have benefits determined and paid in accordance with this Plan.


B.3.     PRESERVATION OF ACCRUED BENEFIT

         Notwithstanding any provisions of the Plan to the contrary, in no event shall a Northern Participant's accrued benefit under the Prior Plan as in effect on January 1, 1990 be less than the accrued earned by such Northern Participant under the Northern Plan as at December 31, 1989.


B.4.     YEARS OF SERVICE

         Each Northern Participant will be credited with the Years of Service before January 1, 1990 that such Northern Participant had earned under the Northern Plan as in effect on December 31, 1989 for participation, vesting and accrued benefit purposes.


B.5.     RECORDS

         The Committee shall maintain such records as it deems necessary and desirable to demonstrate the amount of each Northern Participant's benefits and Years of Service under Paragraphs B.3 and B.4 above pursuant to applicable Internal Revenue Service regulations.

B.6.     EFFECTIVE DATE

         The effective date of this Supplement B is January 1, 1990.

                                  SUPPLEMENT C

                      SERVISTAR COAST TO COAST CORPORATION
                        RETIREMENT INCOME PLAN PROVISIONS


The following provisions from the SERVISTAR Plan are included herein (with slight modification if appropriate) to assist the administration of this Plan as it requires inclusion of the SERVISTAR Plan provisions or the calculation of the Participant's Accrued Benefit under the SERVISTAR Plan:

Certain defined terms from the SERVISTAR Plan are referred to in this Supplement C, but are not reproduced in the interest of conciseness. The terms - Accrued Benefit, Code, Contingent Pensioner, Credited Interest, Employee, Employer, Excess Benefit Plan, Long-Term Disability, Normal Retirement Date, Participant Pension, Retirement Date, Termination of Employment - should not need further defining and are intended to continue their meaning from the SERVISTAR Plan. The term "Plan" was used in the SERVISTAR Plan to refer to itself, but will be used herein to refer to this Plan. Any reference to "Plan" from the SERVISTAR Plan document is changed herein to "SERVISTAR Plan" where appropriate. Any use of the term "Plan Year" in Supplement C will refer to the SERVISTAR Plan Year (July 1 to June 30) unless otherwise indicated. The method used to recast SERVISTAR Plan "Earnings" for this Plan is described in Plan Section 2.1(K). Vesting Percentage as used herein is now defined in Section 2.1(NN) of the Plan.

SERVISTAR PLAN SECTION REFERENCES HAVE BEEN CHANGED TO SUPPLEMENT C SECTIONS IF INCLUDED IN THIS SUPPLEMENT C, OTHERWISE SERVISTAR PLAN REFERENCES HAVE BEEN MAINTAINED.

The provisions of this Supplement C are subject to Section 4.6 of the Plan which provides that SERVISTAR Plan service, credited service, earnings and cash balance credits shall cease on January 2, 1998.

In the event of a conflict in the terms of the SERVISTAR Plan as included in Supplement C and the SERIVSTAR Plan itself, the terms of the SERVISTAR Plan shall control.

C.1      EARNINGS

         Includes basic salary or wages paid to an Employee for services rendered to the Employer, determined prior to any pre-tax contributions under a "qualified cash or deferred arrangement" (as defined under Section 401(k) of the Code and its applicable regulations) or under a "cafeteria plan" (as defined under Section 125 of the Code and its applicable regulations), including executive bonuses, pay for which no duties are performed due to vacation pay, holiday pay, sick pay, and any other authorized policy pay, safe driver awards and perfect attendance awards (effective July 1, 1994), gain sharing (effective July 1, 1995) and overtime payments received from the Employer during each Plan Year, excluding Employer contributions to Social Security, contributions to this or through any other profit sharing or retirement plan or program, capital income compensation or the value of any other fringe benefits (including any long-term disability payments) provided at the expense of the Employer which are not specifically included herein.

         If, in a Plan Year, a Participant has lower Earnings than he had the preceding Plan Year because he was paid either Worker's Compensation or Long-Term Disability, or both, Earnings will be considered to be his Earnings received in the preceding Plan Year. These higher Earnings calculations will continue for the period of time that benefits are paid under either Worker's Compensation or Long-Term Disability, or both. Notwithstanding the immediately preceding two sentences, for Plan Years beginning on or after July 1, 1996, if a Participant is disabled in any Plan Year, only the Participant's Earnings in such Plan Year shall be taken into account for any purpose under the SERVISTAR Plan.

         Notwithstanding any SERVISTAR Plan provision to the contrary, Earnings for any Participant, who transferred employment from Coast to Coast Corporation to SERVISTAR Corporation prior to July 1, 1996, shall only include such remuneration paid by SERVISTAR Corporation.


C.2      HOUR OF SERVICE

         (1) each hour for which the Employee is either directly or indirectly paid by the Employer or Affiliated Employer or entitled to payment,

                  (a) for duties performed during the applicable computation period, and

                  (b) for reasons other than the performance of duties (such as but not limited to paid sick leave, paid vacation time), irrespective of whether the employment relationship has terminated, and

         (2) any additional hours as normally would have been credited to the Employee had he worked on a nonovertime basis during the following periods for the Employer or an Affiliated Employer:

                  (a)      temporary layoff,

                  (b) leave of absence of up to two years, as authorized by the Employer pursuant to the Employer's established leave policy, and

                  (c) military leave while the Employee's reemployment rights are protected by law, provided that any such periods qualify as Service in accordance with the terms of the Service definition, and

         (3) each hour for which back pay is either awarded or agreed to by the Employer or an Affiliated Employer, irrespective of mitigation of damages.

         Hours of Service shall be credited to the Employee for the computation period(s): (1) in which the duties are performed or payments are due,
         (2) in which payments would have been due during a covered unpaid leave of absence or layoff, or (3) to which the back pay award or agreement pertains. The same Hours of Service shall not be credited under more than one paragraph of this definition.

         In no event will Hours of Service be allowed and computed in a manner less liberal than the manner described in the Department of Labor Regulation 2530.200b-2.


C.3      SERVISTAR PLAN PRIOR FORMULA

         With respect to each Participant who retires or terminates on or after July 1, 1996, the yearly amount of basic Pension payable under the Plan is equal to the greater of (A) or (B) plus (C):

         (A)      Is (i) less (ii) where:

                  (i) is 2% of a Participant's Final Earnings multiplied by the years and fraction of Credited Service, up to a maximum of 25, 1/2 of 1% of a Participant's Final Earnings multiplied by the years and fraction of Credited Service over 25 years, and

                  (ii) is 3/4 of 1% of the Participant's Offset Earnings multiplied by the years and fraction of Credited Service, up to a maximum of 25, plus 1/4 of 1% of (a) the Participant's Offset Earnings, or (b) effective July 1, 1994 the Participant's Final Earnings (if smaller), multiplied by the years and fractions of Credited Service over 25 years, provided that this offset will not be applied until the first of the month following or coincident with the Participant's attainment of Social Security Retirement Age.

                  Notwithstanding any Plan provision to the contrary, for purposes of calculating the benefit under Supplement C Section C.3(A)(i) and (ii), Credited Service shall not include any period after June 30, 1996.

         (B) Is the amount the Participant would have received under the terms of Section 4.1(B) of the SERVISTAR Plan (referring to the SERVISTAR Plan as in effect on June 30, 1983) assuming level Earnings from that time forward, using Credited Service through June 30, 1994 only.

         (C) With respect to each Participant who contributed to the SERVISTAR Plan in accordance with its terms prior to July 1, 1974, the Employee Accrued Benefit, unless:

                  (1) if a cash refund of the Participant's Contributions with Credited Interest is elected on or after July 1, 1994, the Employee Accrued Benefit is not payable under this paragraph (C);

                  (2) if a refund of the Participant's contributions with Credited Interest is elected prior to January 1, 1994, the benefit calculated under this paragraph (C) is equal to the excess, if any, of the amount determined in paragraph (a) over paragraph (b), where:

                           (a)      is a yearly amount beginning on the
                                    Participant's Normal Retirement Date
                                    determined on an equivalent Value (using the monthly interest rate in effect when the refund is paid instead of the yearly rate) to the cash refund of the Participant's contributions; and

                           (b)      is the Employee Accrued Benefit;

         provided, however, that the yearly benefit under Supplement C Section
         C.3 of a Participant who is affected by the imposition of the $150,000 limitation on Earnings shall be equal to the greater of (a) the Participant's benefit calculated under the provisions of Supplement C Section C.3 as determined with regard to such imposition, or (b) the benefit equal to the Participant's Accrued Benefit determined as of the last day of the Plan Year beginning in 1993, plus the Participant's Accrued Benefit based solely on Credited Service after such date under the provisions of Supplement C Section C.3 as determined with regard to such imposition. For purposes of the SERVISTAR Plan, the Accrued Benefit determined as of the last day of the Plan Year beginning in 1993 shall be equal to the greater of (c) the Participant's Accrued Benefit determined as of the last day of the Plan Year beginning in 1993 as determined with regard to the $200,000 limitation on Earnings, or (d) the Participant's Accrued Benefit determined as of the last day of the Plan Year beginning in 1988, plus the Participant's Accrued Benefit based solely on Credited Service after such date under the provisions of the SERVISTAR Plan as determined with regard to such limitation.

         In no event will the Pension determined for a Participant on his Retirement Date to be less than the highest amount of Pension the Participant would have received in the same form of payment had his Credited Service ceased at any time prior to his Retirement Date when he was eligible to receive an immediate Pension.

         In no event will any amendment to the SERVISTAR Plan reduce the Accrued Benefit to the effective date of such amendment including, but not limited to, any Pension payable as a result of the delayed application of the offset in Supplement C Section C.3.(A)(ii).

         In addition, effective July 1, 1988, in no event will the annuities purchased for Participants in the Employer's Excess Benefit Plan plus retirement income payable under the Plan (as limited by the maximums outlined in Section 13.1 of the Plan) exceed the total retirement income as calculated in this Supplement C Section C.3 and the Cash Balance Formula under Section 4.4 of the SERVISTAR Plan (assuming the maximums in Section 13.1 of the Plan had not been in effect). Any excess will be subtracted from the yearly amount of retirement income payable under the Plan after reduction to comply with the maximums as outlined in Section 13.1 of the Plan. This provision will not reduce the amount of retirement income accrued under the SERVISTAR Plan as of July 1, 1988.


C.4      FINAL EARNINGS

         The highest average Earnings received in any five consecutive Plan Years ending on or before June 30, 1996, excluding any Plan Year in which the Credited Service is not granted under Supplement C Section
         C.5. Notwithstanding the foregoing, for the purposes of determining a Participant's Final Earnings, all Earnings received during the Plan Year starting January 1, 1976 and ending July 1, 1976 shall be annualized and counted as a full Plan Year's Earnings.


C.5      CREDITED SERVICE

         That portion of a Participant's Service which is included for purposes of determining the amount of his accrued Pension attributable to the Prior Formula. With respect to any employment period, a Participant's Credited Service shall include employment with the Employer corresponding with Service allowed except:

         (1) Any Plan Year in which the Participant has less than 1,000 Hours of Service, except for the Plan Year commencing on January 1, 1976, as determined in Supplement C Section C.6.

         (2) Service prior to a break-in-service if the Participant received a lump sum payment equal to the equivalent Value of his vested accrued Pension at the time of his latest termination.

         A Participant's Credited Service shall be counted in whole years and full months. In no event will a Participant receive Credited Service for a period that is considered a "break-in-service," as determined in the Service definition.

         Notwithstanding any Plan provision to the contrary, Credited Service shall not include any Service for periods after June 30, 1996.

C.6      SERVICE

         Shall be the aggregate number of years of employment with the Employer excluding any period or portion of any period as determined in accordance with the following rules. Service is used to determine an Employee's participation and vesting status, and effective for Plan Years beginning on or after July 1, 1996, Service also is used to determine the Participant's Plan Year Cash Balance Formula benefit credit under Section 4.4 of the SERVISTAR Plan.

         (1) With respect to any employment periods prior to January 1, 1976, an Employee's last period of continuous employment immediately prior to such date will be counted as Service.

         (2) With respect to any employment periods on and after January 1, 1976 and before January 2, 1998:

                  (a) If in any Plan Year an Employee has at least 1000 hours of Service, he will be credited with one year of Service.

                  (b) If in any Plan Year an Employee has less than 1000 Hours of Service, no Service will be credited for such Plan Year but a break-in service" will not be deemed to have occurred.

                  (c) If in any Plan Year an Employee has 500 or less Hours of Service, no Service will be credited for such Plan Year, and a "break-in-service" will be deemed to have occurred.

                  Solely for purposes of determining whether a one year break-in-service has occurred in a Plan Year, an Employee who is absent from work for maternity or paternity reasons shall receive credit for up to 501 Hours of Service which would otherwise have been credited to such Employer but for such absence, or in any case in which such hours cannot be determined 8 Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence:

                  (a)      by reason of the pregnancy of the Employee,

                  (b)      by reason of a birth of a child of the Employee,

                  (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or

                  (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

                  The Hours of Service credited under this paragraph shall be credited (a) in the Plan Year in which the absence begins if the crediting is necessary to prevent a break-in-service in that period, or (b) in all other cases, in the following Plan Year.

         (3) Service prior to a break-in-service which occurs before July 1, 1985 will be determined in accordance with the terms of the SERVISTAR Plan as of the date the break-in-service occurred.

         (4) If an Employee who has a break-in-service which occurs after July 1, 1985 is later reemployed by the Employer, the following special rule shall apply:

                  Service prior to his most recent break-in-service shall be counted along with any Service earned on or after the Employee's reemployment date:

                  (a) he was entitled to any vested Pension attributable to Employer contributions in accordance with Section 6 of the SERVISTAR Plan prior to his most recent break-in-service, or

                  (b) he was not entitled to any vested Pension attributable to Employer contributions and the length of his latest break-in-service did not equal or exceed the greater of:

                           (i) the Employee's aggregate number of years of prebreak Service; or

                           (ii)     5 years.

                  If a reemployed Employee fails to meet any of the tests described in (a) or (b) above, any Service earned prior to his most recent break-in-service shall be disregarded.

         (5) Absence from employment shall be counted as Service if the following circumstances apply:

                  (a)      temporary layoff,

                  (b) subject to Section 2.1(L) of the SERVISTAR Plan, a leave of absence of up to two years, as authorized by the Employer pursuant to the Employer's established leave policy,

                  (c) military leave while the Employee's re-employment rights are protected by law,

                  provided that the Employee returns to active employment with the Employer when recalled (if temporary layoff), within 2 years (if leave of absence), or within 90 days after he becomes eligible for release from active duty (if military leave). Except as required by law for military leaves, if the Employee does not return to active employment with the Employer, his Service will be deemed to have ceased on the date his absence commenced, and he will receive credit for 501 Hours of Service for each year of continuous absence.

                  The Employer's leave policy shall be applied in a uniform and nondiscriminatory manner to all Employees under similar circumstances.

         (6) Employment with a predecessor company shall be counted as Service to the extent required by ERISA.

         (7) Transfers and Service with an Affiliated Employer or as a Leased Employee

                  (a) If an Employee (i) becomes employed by the Employer in any capacity other than as an Employee, or (ii) becomes employed by an Affiliated Employer, or (iii) becomes a Leased Employee, he shall retain any Credited Service he has under the SERVISTAR Plan. Upon his later retirement or termination of employment with the Employer or Affiliated Employer (or upon benefit commencement in the case of a Leased Employee), any benefits to which the Employee is entitled under the SERVISTAR Plan shall be determined under the SERVISTAR Plan provisions in effect on the date he ceases to be an Employee, and only on the basis of his Credited Service accrued while he was an Employee.

                  (b) Subject to the break-in-service provisions of this Supplement C Section C.6, in the case of a person who
                           (i) was originally employed by the Employer in any capacity other than as an Employee, or (ii) was originally employed by an Affiliated Employer, or
                           (iii) was originally providing services to the Employer as a Leased Employee, and thereafter becomes an Employee, upon his later retirement or termination of employment, the benefits payable under the SERVISTAR Plan shall be computed under the SERVISTAR Plan provisions in effect at that time, and only on the basis of the Credited Service accrued while he is an Employee.

                  (c) Any Participant who was formerly employed with Coast to Coast Stores, Inc. (as it was formerly known) shall receive credit for service with Coast to Coast Stores, Inc. prior to May 29, 1990 (as defined at that time by Coast to Coast Stores, Inc.) for purposes of calculating his Service for the Vested Percentage.

                  (d) For any Participant who is an Employee of the Employer on July 1, 1996, Service, with respect to Plan Years beginning on or after July 1, 1996, shall include all service recognized under the Coast Profit Sharing and Savings Plan for purposes of vesting thereunder and credited to the Participant as of June 30, 1996.

C.7      OFFSET EARNINGS

         The average of the Employee's Earnings for the three consecutive Plan Years preceding the Plan Year in which the Employee's employment ceases or June 30, 1996, if earlier. In determining the Offset Earnings, any Earnings for a Plan Year in excess of the taxable wage base in effect under Section 230 of the Social Security Act shall be disregarded. Prior to June 30, 1994, Offset Earnings shall not include any Plan Year excluded from Credited Service under Supplement C Section C.5 and shall be the average of the Employee's Earnings for the three highest consecutive Plan Years ending with the Plan Year that the Employee's employment ceases. Notwithstanding the foregoing, Offset Earnings shall not exceed Covered Compensation for the Plan Year in which the Employee's employment ceases.


C.8      COVERED COMPENSATION

         For any Participant, the average of the taxable wage bases in effect under Section 230 of the Social Security Act for each year in the 35-year period ending with the year in which the Participant attains his Social Security Retirement Age rounded to the nearest $600 or such other similar amount designated by the Internal Revenue Service. In determining a Participant's Covered Compensation for any Plan Year, the taxable wage base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is made.


C.9      SOCIAL SECURITY RETIREMENT AGE

         Age 65 with respect to a Participant who was born before January 1, 1938; age 66 with respect to a Participant who was born after December 31, 1937 and before January 1, 1955; and age 67 with respect to a Participant who was born after December 31, 1954. For employees who terminate prior to July 1, 1994, Social Security Act means the age (in years and months) at which he or she qualifies for unreduced old age Social Security benefits.


C.10     NORMAL RETIREMENT DATE

         For benefit eligibility and vesting purposes, the day on which the Participant attains his 60th birthday. For all other purposes, the first day of the month coinciding with or next following the Participant's 60th birthday.

C.11     VALUE

         With respect to the refund of a Participant's contribution under Supplement C Section C.20 or the calculation of the monthly benefit derived from the Participant's contributions under Supplement C Section C.3(C)(2)(a), Value means the present value of a Participant's Pension based upon the Pension Benefit Guaranty Corporation's male annuity rates, factors, tables, assumptions and procedures for lump sum payments in effect for the month in which the refund is distributed. For all other Pensions based on the provisions of the SERVISTAR Plan:
         (i) for terminations occurring on or after July 1, 1996, Value shall mean the equivalent actuarial value of the Ten-Year Certain and Life form of payment as described in Supplement C Section C.17 computed on the basis of the Participant's age at distribution (or the Beneficiary's age, if the benefit is payable due to the Participant's death prior to commencement of benefits), the 1983 Group Annuity Mortality Table as set forth in Revenue Ruling 95-28 or such other mortality table as may be required by the Internal Revenue Service in any ruling superseding Revenue Ruling 95-28, with interest at the annual rate of interest on 30-Year Treasury securities. The rate of interest shall be fixed for each Plan Year and shall be determined by the rate of interest on 30-year Treasury securities set in April and published by the Board of Governors of the Federal Reserve System in May of the preceding Plan Year; and (ii) for terminations occurring before July 1, 1996, Value shall mean the equivalent actuarial value calculated as above but based on the Pension Benefit Guaranty Corporation's male annuity rates, factors, tables, assumptions and procedures for lump sum payments in effect at the beginning of the Plan Year in which the distribution is made.


C.12     ADJUSTMENT FACTOR

         The appropriate adjustment factor(s) which may be applicable to a Participant's Pension under the SERVISTAR Plan in accordance with the further terms of the SERVISTAR Plan.

         With respect to each Participant whose Retirement Date occurs after August 1, 1983, the appropriate Adjustment Factors are the applicable gender-neutral Adjustment Factors based on the 1971 GAM, 6% interest and the gender mix as shown in the Tables attached hereto and, with respect to Participants who are retiring after the Normal Retirement Date, the late retirement Adjustment Factors. Table A shall apply to Accrued Benefit as of June 30, 1994 in accordance with the procedures in Section 5.4 of the SERVISTAR Plan.


C.13     CASH BALANCE ACCOUNT

         Is the bookkeeping account established for eligible Participants who accrue Service under the SERVISTAR Plan after June 30, 1996 and who are entitled to a Cash Balance Benefit.

C.14     CASH BALANCE BENEFIT

         The benefit described in Cash Balance Formula under Section 4.4 of the SERVISTAR Plan derived from a Participant's Cash Balance Account, which if not distributed in a lump sum, will be the annual benefit which has a Value equal to the Participant's Cash Balance Account, adjusted as necessary to reflect the form of payment elected by the Participant by applying the Adjustment Factor.


C.15     AMOUNT OF EARLY PENSION REDUCTION

         During the period commencing July 1, 1994 and ending June 30, 1996, the yearly amount of early Pension payable to the Participant will be equal to the amount determined in Supplement C Section C.3, based on Credited Service to the date the Participant's employment ceases or June 30, 1996, if earlier, and then reduced by 1/4 of 1%, for each month (3% per year) by which the early retirement date precedes the Normal Retirement Date up to 60 months early (5 years) and then 2/5 of 1% for each month (4.8% per year) thereafter.


C.16     NORMAL FORM OF PAYMENT - JOINT AND SURVIVOR

         If the Participant has a Spouse on his Retirement Date, the normal form of payment is the Joint and Survivor form. This form provides that, upon the Participant's death on or after his Retirement Date, 50% of the Pension payable to the Participant, will be paid to such Spouse, if surviving the Participant, for the balance of the Spouse's life. However, if the Participant dies within the ten-year period commencing on his Retirement Date, a Pension in the same amount as the Participant would have received will be paid until the end of such ten-year period.

         As an alternative to the 50% continuation described above, a Participant may elect that 66-2/3% or 100% of the benefit payable to him, be continued to his Spouse upon his death. Such election will not require Spousal Consent as provided in the Plan.


C.17     NORMAL FORM OF PAYMENT - TEN-YEARS CERTAIN

         If the Participant does not have a Spouse on his Retirement Date or if this Termination of Employment occurred prior to January 1, 1976, the normal form of payment is the Ten Years Certain form. This form provides that payments will be made to the Participant in an amount determined in accordance with Supplement C Section C.3 and the Cash Balance Formula under Section 4.4 of the SERVISTAR Plan during his lifetime and that, if his death occurs within the 10-year period commencing upon his Retirement Date, a Pension in the same amount as the Participant would have received will be paid to the Beneficiary designated by the Participant for the balance of the 10-year period.

C.18     CONTINGENT PENSION OPTION

         Subject to the right to elect the lump sum payment of the Cash Balance Benefit, the Participant who elects this option will receive a reduced Pension amount during his lifetime so that, after his death, a Pension in the same amount or 66-2/3% or 50% thereof (as specified in the election) will be paid for the life of the Contingent Pensioner designated by the Participant if surviving the Participant. However, if the Participant dies within the ten-year period commencing on his Retirement Date, payments will not be reduced to the elected percentage until the tenth anniversary of his Retirement Date.

         If the option is in effect on the Participant's Retirement Date, the amount of Pension payable to the Participant will be determined using the same procedures specified in Section 4.3(A) of the Plan except that the Contingent Pensioner Adjustment Factor will be applied instead of the Joint and Survivor Adjustment Factor.

         This option will be inoperative if the Contingent Pensioner dies before the Participant's Retirement Date or the Participant dies before his Retirement Date and the terms of the next paragraph are not applicable.

         If a Participant who has elected this option dies on or after his Normal Retirement Date, but before his Pension is due to commence, his Contingent Pensioner will receive Pension payments beginning on the first day of the month next following the Participant's death and continuing for the balance of his life. Prior to the tenth anniversary of such first day of the month, these Pension payments will be equal to the amount of Pension which would have been payable to the Participant had he retired hereunder on such first day of the month with the option in effect; any such payments payable thereafter will be adjusted by the continuation percentage (100%, 66-2/3%, or 50%) elected by the Participant.


C.19     CASH BALANCE BENEFIT PAYMENT OPTION

         Notwithstanding any Plan provision to the contrary, the entire Vesting Percentage of the Cash Balance Benefit portion of the Participant's Pension may be distributed in a cash lump sum form of payment if elected by the Participant, or his Beneficiary if applicable. Such distribution may commence as soon as practicable after the earliest to occur of the following: the Participant's death, disability, or retirement, or termination of service and in no event later than the dates described in Section 8.9 of the Plan. The spousal consent rules described in Section 8.4 of the Plan shall apply to such distribution.

C.20     REFUND OF PARTICIPANT'S CONTRIBUTIONS TO PARTICIPANT

         If a Participant's Service ceases by reason other than death prior to his Normal Retirement Date, he may elect prior to or on his Retirement Date to receive a refund of his Participant's contributions made prior to July 1, 1974, together with Credited Interest computed thereon to the date the election is made.

         Effective July 1, 1994, the cash refund of the Participant's contributions shall be no less than the equivalent Value of the yearly amount of Pension that can be provided by the Participant's contributions with Credited Interest computed to the date such amount is applied to purchase this Pension in accordance with the rates in Table C. Such benefit shall be on a Full Cash Refund - Ten-Year Certain Form of payment.

         Credited Interest on a Participant's Contributions means interest for the number of full months from the January 1 following the date each such contribution was paid to the Fund to the date specified herein.

         Prior to January 1, 1960, the rate of Credited Interest was 2 1/2% per annum, compounded annually. From January 1, 1960 to January 1, 1976, the rate of Credited Interest was 3% per annum, compounded annually. From January 1, 1976 to July 1, 1983, the rate of Credited Interest is 5% per annum. On and after July 1, 1983, the rate of Credited Interest is 7% per annum, compounded on each July 1. Any change in the rate of Credited Interest will apply to interest allowed for months occurring after the effective date of change.

                                  SUPPLEMENT D

                       1999 SPECIAL RETIREMENT OPPORTUNITY


I. Each Participant employed at the Employer's World Headquarters location (other than the Employer's corporate officers) who will be at least age 55 and have at least 5 Years of Service on December 31, 1999 and who elects to retire by filing a written notice and waiver agreement with the Employer on or before August 9, 1999 will be eligible to retire between July 1 and December 31, 1999. The actual date of retirement will be determined by the Participant's department management.

         Any Participant electing to so retire will be entitled to an enhanced Pension. The Pension will be calculated by adding 5 Years of Service and 5 years of age to the Participant's Years of Service and age at his retirement date. All other benefit provisions will be applied as stated in the Plan.

         Any Participant who is eligible for this Special Retirement Opportunity and does not elect to retire as provided herein shall not have this Opportunity available at any future time.


II. Each Participant employed at the Employer's West Loop Facility whose employment was terminated as a result of that Facility's closing in July, 1999 and who would have attained at least 30 Years of Service by the end of the year 2000 if he had continued employment with the Employer will be eligible for a Pension at the time of such termination calculated on the basis of the Years of Service he would have at December 31, 2000. All other benefit provisions will be applied as stated in the Plan.

         Any Participant who is eligible for this Pension enhancement and transfers employment within the Employer or Affiliated Employer rather than retire shall not have this enhancement available at any future time.

                                     TABLE A

                        LATE RETIREMENT ADJUSTMENT FACTOR

====================================================================================================================================
                        Number of Years and Months from Normal Retirement Date to Late Retirement Date
------------------------------------------------------------------------------------------------------------------------------------
Months:  Years:    0          1         2          3          4          5           6         7          8          9          10
------   -----  ------     ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
  0                        107.2%     114.4%     122.8%     131.2%     140.8%     150.4%     161.2%     172.0%     182.8%     193.6%
  1             100.6%     107.8      115.1      123.5      132.0      141.6      151.3      162.1      172.9      183.7
  2             101.2      108.4      115.8      124.2      132.8      142.4      152.2      163.0      173.8      184.6
  3             101.8      109.0      116.5      124.9      133.6      143.2      153.1      163.9      174.7      185.5
  4             102.4      109.6      117.2      125.6      134.4      144.0      154.0      164.8      175.6      186.4
  5             103.0      110.2      117.9      126.3      135.2      144.8      154.9      165.7      176.5      187.3
  6             103.6      110.8      118.6      127.0      136.0      145.6      155.8      166.6      177.4      188.2
  7             104.2      111.4      119.3      127.7      136.8      146.4      156.7      167.5      178.3      189.1
  8             104.8      112.0      120.0      128.4      137.6      147.2      157.6      168.4      179.2      190.0
  9             105.4      112.6      120.7      129.1      138.4      148.0      158.5      169.3      180.1      190.9
 10             106.0      113.2      121.4      129.8      139.2      148.8      159.4      170.2      181.0      191.8
 11             106.6      113.8      122.1      130.5      140.0      149.6      160.3      171.1      181.9      192.7
====================================================================================================================================

Factors for other years and months will be determined in a manner consistent with the manner used in determining these factors.

                                     TABLE B

                     CONTINGENT PENSIONER ADJUSTMENT FACTORS
                      JOINT AND SURVIVOR ADJUSTMENT FACTORS
                                50% CONTINUATION

===============================================================================================================
                                                        Participant
---------------------------------------------------------------------------------------------------------------
                 Age*           55          56           57           58           59          60           61
                -----          ----        ----         ----         ----         ----        ----         ----
     C             41          89.1        88.4         87.7         86.9         86.2        85.4         84.6
     O             42          89.3        88.7         88.0         87.2         86.4        85.7         84.9
     N             43          89.6        89.0         88.2         87.5         86.7        86.0         85.2
     T             44          89.9        89.3         88.5         87.8         87.0        86.3         85.5
     I             45          90.1        89.5         88.8         88.1         87.3        86.6         85.8
     G          -----          ----        ----         ----         ----         ----        ----         ----
     E             46          90.4        89.8         89.1         88.4         87.7        86.9         86.2
     N             47          90.7        90.2         89.4         88.7         88.0        87.3         86.6
     T             48          91.0        90.5         89.8         89.0         88.3        87.6         86.9
                   49          91.3        90.8         90.1         89.4         88.7        88.0         87.3
                   50          91.6        91.1         90.4         89.7         89.0        89.3         87.6
                -----          ----        ----         ----         ----         ----        ----         ----
                   51          91.9        91.4         90.7         90.1         89.4        88.7         88.0
                   52          92.3        91.7         91.1         90.4         89.8        89.1         88.4
                   53          92.6        92.1         91.4         90.8         90.1        89.5         88.8
                   54          92.9        92.4         91.8         91.1         90.5        89.9         89.2
                   55          93.2        92.7         92.1         91.5         90.9        90.3         89.6
                -----          ----        ----         ----         ----         ----        ----         ----
     P             56          93.5        93.1         92.5         91.9         91.3        90.7         90.1
     E             57          93.8        93.4         92.8         92.2         91.7        91.1         90.5
     N             58          94.2        93.7         93.2         92.6         92.1        91.5         90.9
     S             59          94.5        94.1         93.5         93.0         92.4        91.9         91.4
     I             60          94.8        94.4         93.9         93.4         92.8        92.3         91.8
     O          -----          ----        ----         ----         ----         ----        ----         ----
     N             61          95.1        94.7         94.2         93.7         93.2        92.7         92.2
     E             62          95.4        95.0         94.6         94.1         93.6        93.1         92.6
     R             63          95.7        95.4         94.9         94.4         94.0        93.5         93.1
                   64          96.0        95.7         95.2         94.8         94.4        93.9         93.5
                   65          96.3        96.0         95.6         95.2         94.8        94.3         93.9
                -----          ----        ----         ----         ----         ----        ----         ----
                   66          96.5        96.3         95.9         95.5         95.1        94.7         94.7
                   67          96.8        96.5         96.2         95.8         95.5        95.1         94.7
                   68          97.1        96.8         96.5         96.1         95.8        95.5         95.1
                   69          97.3        97.1         96.8         96.5         96.1        95.8         95.5
                   70          97.6        97.4         97.1         96.8         96.5        96.2         95.9
                -----          ----        ----         ----         ----         ----        ----         ----
                   71          97.8        97.6         97.3         97.0         96.8        96.5         96.2
                   72          98.0        97.8         97.5         97.3         97.0        96.8         96.5
                   73          98.2        98.0         97.8         97.6         97.3        97.1         96.9
                   74          98.4        98.2         98.0         97.8         97.6        97.4         97.2
                   75          98.6        98.4         98.3         98.1         97.9        97.7         97.5
===============================================================================================================

* Age nearest birthday on Retirement Date, or on date option becomes effective, if later.

   Factors for other age combinations will be determined in a manner consistent with the manner used in determining these factors.

                     CONTINGENT PENSIONER ADJUSTMENT FACTORS
                              66-2/3% CONTINUATION

===============================================================================================================
                                                        Participant
---------------------------------------------------------------------------------------------------------------
                 Age*           55          56           57           58           59          60           61
                -----          ----        ----         ----         ----         ----        ----         ----
      C            41          85.9        85.2         84.2         83.3         82.4        81.4         80.5
      O            42          86.3        85.5         84.6         83.6         82.7        81.8         80.9
      N            43          86.6        85.8         84.9         84.0         83.1        82.2         81.2
      T            44          86.9        86.2         85.3         84.3         83.4        82.5         81.6
      I            45          87.3        86.5         85.6         84.7         83.8        82.9         82.0
      G        -----          ----        ----         ----         ----         ----        ----         ----
      E            46          87.6        86.9         86.0         85.1         84.2        83.3         82.4
      N            47          88.0        87.3         86.4         85.5         84.6        83.7         82.9
      T            48          88.4        87.7         86.8         85.9         85.0        84.2         83.3
                   49          88.8        88.1         87.2         86.3         85.5        84.6         83.7
                   50          89.1        88.4         87.6         86.7         85.9        85.0         84.2
                -----          ----        ----         ----         ----         ----        ----         ----
                   51          89.5        88.9         88.0         87.2         86.3        85.5         84.7
                   52          89.9        89.3         88.5         87.6         86.8        86.0         85.2
                   53          90.3        89.7         88.9         88.1         87.3        86.5         85.7
                   54          90.7        90.1         89.3         88.5         87.7        87.0         86.2
                   55          91.1        90.5         89.8         89.0         88.2        87.4         86.7
                -----          ----        ----         ----         ----         ----        ----         ----
     P             56          91.5        91.0         90.2         89.5         88.7        87.9         87.2
     E             57          91.9        91.4         90.7         89.9         89.2        88.5         87.7
     N             58          92.4        91.8         91.1         90.4         89.7        89.0         88.3
     S             59          92.8        92.2         91.6         90.9         90.2        89.5         88.8
     I             60          93.2        92.7         92.0         91.3         90.7        90.0         89.3
     O          -----          ----        ----         ----         ----         ----        ----         ----
     N             61          93.6        93.1         92.4         91.8         91.2        90.5         89.9
     E             62          93.9        93.5         92.9         92.3         91.7        91.0         90.4
     R             63          94.3        93.9         93.3         92.7         92.2        91.6         91.0
                   64          94.7        94.3         93.8         93.2         92.6        92.1         91.5
                   65          95.1        94.7         94.2         93.7         93.1        92.6         92.1
                -----          ----        ----         ----         ----         ----        ----         ----
                   66          95.4        95.1         94.6         94.1         93.6        93.1         92.6
                   67          95.8        95.4         95.0         94.5         94.0        93.6         93.1
                   68          96.1        95.8         95.4         94.9         94.5        94.0         93.6
                   69          96.4        96.2         95.8         95.3         94.9        94.5         94.1
                   70          96.8        96.5         96.1         95.8         95.4        95.0         94.6
                -----          ----        ----         ----         ----         ----        ----         ----
                   71          97.0        96.8         96.5         96.1         95.7        95.4         95.1
                   72          97.3        97.1         96.8         96.4         96.1        95.8         95.5
                   73          97.6        97.4         97.1         96.8         96.5        96.2         95.9
                   74          97.8        97.7         97.4         97.1         96.8        96.6         96.3
                   75          98.1        97.9         97.7         97.4         97.2        97.0         96.7
===============================================================================================================

* Age nearest birthday on Retirement Date, or on date Contingent Pensioner option becomes effective, if later.

   Factors for other age combinations will be determined in a manner consistent with the manner used in determining these factors.

                     CONTINGENT PENSIONER ADJUSTMENT FACTORS
                              66-2/3% CONTINUATION

===============================================================================================================
                                                 Participant
---------------------------------------------------------------------------------------------------------------
                  Age*          62          63           64           65           66          67           68
                -----          ----        ----         ----         ----         ----        ----         ----
     C             41          79.5        78.5         77.5         76.5         75.5        74.5         73.5
     O             42          79.9        78.9         77.9         76.9         75.9        74.9         73.9
     N             43          80.2        79.2         78.2         77.2         76.2        75.3         74.3
     T             44          80.6        79.6         78.6         77.6         76.6        75.7         74.7
     I             45          81.0        80.0         79.0         78.0         77.0        76.1         75.1
     G          -----          ----        ----         ----         ----         ----        ----         ----
     E             46          81.4        80.4         79.5         78.5         77.5        76.5         75.6
     N             47          81.9        80.9         79.9         78.9         78.0        77.0         76.1
     T             48          82.3        81.4         80.4         79.4         78.4        77.5         76.5
                   49          82.8        81.8         80.8         79.9         78.9        78.0         77.0
                   50          83.2        82.3         81.3         80.3         79.4        78.4         77.5
                -----          ----        ----         ----         ----         ----        ----         ----
                   51          83.7        82.8         81.8         80.9         79.9        79.0         78.1
                   52          84.2        83.3         82.4         81.4         80.5        79.6         78.6
                   53          84.7        83.8         82.9         82.0         81.1        80.1         79.2
                   54          85.3        84.3         83.4         82.5         81.6        80.7         79.8
                   55          85.8        84.9         84.0         83.1         82.2        81.3         80.4
                -----          ----        ----         ----         ----         ----        ----         ----
     P             56          86.3        85.4         84.6         83.7         82.8        81.9         81.0
     E             57          86.9        86.0         85.2         84.3         83.4        82.6         81.7
     N             58          87.4        86.6         85.8         84.9         84.1        83.2         82.3
     S             59          88.0        87.2         86.3         85.5         84.7        83.8         83.0
     I             60          88.5        87.7         86.9         86.1         85.3        84.5         83.7
     O          -----          ----        ----         ----         ----         ----        ----         ----
     N             61          89.1        88.3         87.6         86.8         86.0        85.2         84.4
     E             62          89.7        88.9         88.2         87.4         86.7        85.9         85.1
     R             63          90.3        89.5         88.8         88.1         87.4        86.6         85.8
                   64          90.8        90.1         89.4         88.8         88.1        87.3         86.6
                   65          91.4        90.7         90.1         89.4         88.7        88.0         87.3
                -----          ----        ----         ----         ----         ----        ----         ----
                   66          91.9        91.3         90.7         90.0         89.4        88.7         88.0
                   67          92.5        91.9         91.3         90.7         90.1        89.4         88.7
                   68          93.0        92.5         91.9         91.3         90.7        90.1         89.5
                   69          93.6        93.0         92.5         92.0         91.4        90.8         90.2
                   70          94.1        93.6         93.1         92.6         92.1        91.5         90.9
                -----          ----        ----         ----         ----         ----        ----         ----
                   71          94.6        94.1         93.6         93.1         92.7        92.1         91.6
                   72          95.0        94.6         94.1         93.7         93.3        92.7         92.2
                   73          95.5        95.1         94.7         94.2         93.8        93.4         92.9
                   74          95.9        95.5         95.2         94.8         94.4        94.0         93.5
                   75          96.4        96.0         95.7         95.4         95.0        94.6         94.2
===============================================================================================================


* Age nearest birthday on Retirement Date, or on date Contingent Pensioner option becomes effective, if later.

   Factors for other age combinations will be determined in a manner consistent with the manner used in determining these factors.

                     CONTINGENT PENSIONER ADJUSTMENT FACTORS
                                100% CONTINUATION

===============================================================================================================
                                                        Participant
---------------------------------------------------------------------------------------------------------------
                 Age*           55          56           57           58           59          60           61
                -----          ----        ----         ----         ----         ----        ----         ----
      C            41          80.3        79.3         78.1         76.9         75.7        74.5         73.4
      O            42          80.8        79.7         78.5         77.4         76.2        75.0         73.8
      N            43          81.2        80.2         79.0         77.8         76.6        75.5         74.3
      T            44          81.6        80.6         79.4         78.3         77.1        75.9         74.7
      I            45          82.1        81.0         79.9         78.7         77.5        76.4         75.2
      G         -----          ----        ----         ----         ----         ----        ----         ----
      E            46          82.6        81.6         80.4         79.2         78.1        76.9         75.8
      N            47          83.1        82.1         80.9         79.8         78.6        77.5         76.3
      T            48          83.6        82.6         81.4         80.3         79.2        78.0         76.9
                   49          84.1        83.1         82.0         80.8         79.7        78.6         77.4
                   50          84.6        83.6         82.5         81.4         80.2        79.1         78.0
                -----          ----        ----         ----         ----         ----        ----         ----
                   51          85.1        84.2         83.1         82.0         80.9        79.8         78.6
                   52          85.6        84.7         83.7         82.6         81.5        80.4         79.3
                   53          86.2        85.3         84.2         83.2         82.1        81.0         79.9
                   54          86.7        85.9         84.8         83.8         82.7        81.7         80.6
                   55          87.3        86.4         85.4         84.4         83.3        82.3         81.2
                -----          ----        ----         ----         ----         ----        ----         ----
     P             56          87.8        87.0         86.0         85.0         84.0        83.0         82.0
     E             57          88.4        87.6         86.6         85.6         84.7        83.7         82.7
     N             58          89.0        88.2         87.3         86.3         85.3        84.4         83.4
     S             59          89.5        88.8         87.9         86.9         86.0        85.0         84.1
     I             60          90.1        89.4         88.5         87.6         86.7        85.7         84.8
     O          -----          ----        ----         ----         ----         ----        ----         ----
     N             61          90.6        90.0         89.1         88.2         87.3        86.5         85.6
     E             62          91.2        90.6         89.7         88.9         88.0        87.2         86.3
     R             63          91.7        91.1         90.3         89.5         88.7        87.9         87.1
                   64          92.3        91.7         90.9         90.2         89.4        88.6         87.8
                   65          92.8        92.3         91.5         90.8         90.1        89.3         88.6
                -----          ----        ----         ----         ----         ----        ----         ----
                   66          93.3        92.8         92.1         91.4         90.7        90.0         89.7
                   67          93.8        93.3         92.7         92.0         91.3        90.7         90.0
                   68          94.3        93.8         93.2         92.6         92.0        91.3         90.7
                   69          94.8        94.4         93.8         93.2         92.6        92.0         91.4
                   70          95.3        94.9         94.3         93.8         93.2        92.7         92.1
                -----          ----        ----         ----         ----         ----        ----         ----
                   71          95.6        95.3         94.8         94.3         93.8        93.2         92.7
                   72          96.0        95.7         95.2         94.8         94.3        93.8         93.3
                   73          96.4        96.1         95.7         95.2         94.8        94.4         93.9
                   74          96.8        96.5         96.1         95.7         95.3        94.9         94.5
                   75          97.2        96.9         96.6         96.2         95.9        95.5         95.1
===============================================================================================================


* Age nearest birthday on Retirement Date, or on date Contingent Pensioner option becomes effective, if later.

   Factors for other age combinations will be determined in a manner consistent with the manner used in determining these factors.

                     CONTINGENT PENSIONER ADJUSTMENT FACTORS
                                100% CONTINUATION

===============================================================================================================
                                                  Participant
---------------------------------------------------------------------------------------------------------------
                  Age*          62          63           64           65           66          67           68
                -----          ----        ----         ----         ----         ----        ----         ----
     C             41          72.1        70.9         69.7         68.5         67.2        66.1         65.0
     O             42          72.6        71.4         70.1         68.9         67.7        66.6         65.4
     N             43          73.1        71.8         70.6         69.4         68.2        67.0         65.9
     T             44          73.5        72.3         71.1         69.8         68.6        67.5         66.3
     I             45          74.0        72.8         71.5         70.3         69.1        67.9         66.8
     G          -----          ----        ----         ----         ----         ----        ----         ----
     E             46          74.5        73.3         72.1         70.9         69.7        68.5         67.4
     N             47          75.1        73.9         72.7         71.5         70.2        69.1         68.0
     T             48          75.7        74.5         73.2         72.0         70.8        69.7         68.5
                   49          76.2        75.0         73.8         72.6         71.4        70.3         69.1
                   50          76.8        75.6         74.4         73.2         72.0        70.8         69.7
                -----          ----        ----         ----         ----         ----        ----         ----
                   51          77.5        76.3         75.1         73.9         72.7        71.5         70.4
                   52          78.1        76.9         75.7         74.6         73.4        72.2         71.1
                   53          78.8        77.6         76.4         75.2         74.1        72.9         71.8
                   54          79.4        78.3         77.1         75.9         74.8        73.6         72.5
                   55          80.1        78.9         77.8         76.6         75.5        74.3         73.2
                -----          ----        ----         ----         ----         ----        ----         ----
     P             56          80.8        79.7         78.5         77.4         76.3        75.2         74.0
     E             57          81.6        80.4         79.3         78.2         77.1        76.0         74.9
     N             58          82.3        81.2         80.1         79.0         77.9        76.8         75.7
     S             59          83.0        81.9         80.9         79.8         78.7        77.6         76.5
     I             60          83.8        82.7         81.6         80.6         79.5        78.4         77.4
     O          -----          ----        ----         ----         ----         ----        ----         ----
     N             61          84.5        83.5         82.5         81.4         80.4        79.4         78.3
     E             62          85.3        84.3         83.3         82.3         81.3        80.3         79.2
     R             63          86.1        85.1         84.2         83.2         82.2        81.2         80.2
                   64          86.9        85.9         85.0         84.0         83.1        82.1         81.1
                   65          87.7        86.7         85.8         84.9         84.0        83.0         82.1
                -----          ----        ----         ----         ----         ----        ----         ----
                   66          88.4        87.5         86.7         85.8         84.9        84.0         83.1
                   67          89.2        88.3         87.5         86.7         85.8        84.9         84.0
                   68          89.9        89.1         88.3         87.5         86.8        85.9         85.0
                   69          90.7        89.9         89.2         88.4         87.7        86.8         86.0
                   70          91.4        90.7         90.0         89.3         88.6        87.8         87.0
                -----          ----        ----         ----         ----         ----        ----         ----
                   71          92.1        91.4         90.7         90.1         89.4        88.7         87.9
                   72          92.7        92.1         91.5         90.9         90.2        89.5         88.8
                   73          93.4        92.8         92.2         91.6         91.1        90.4         89.7
                   74          94.0        93.5         92.9         92.4         91.9        91.3         90.6
                   75          94.7        94.2         93.7         93.2         92.7        92.1         91.5
===============================================================================================================

* Age nearest birthday on Retirement Date, or on date Contingent Pensioner option becomes effective, if later.

   Factors for other age combinations will be determined in a manner consistent with the manner used in determining these factors.

                                     TABLE C

                                IMMEDIATE ANNUITY
                             10-YEAR CERTAIN ANNUITY
                             MONTHLY INCOME PER 1000

       Age*         Monthly Income
      -----         --------------
        45                7.72
        46                7.81
        47                7.89
        48                7.98
        49                8.07
        50                8.16
        51                8.26
        52                8.36
        53                8.46
        54                8.57
        55                8.68
        56                8.80
        57                8.93
        58                9.05
        59                9.19
        60                9.33
        61                9.47
        62                9.62
        63                9.77
        64                9.93
        65               10.10
        66               10.26


*  Age, nearest birthday, or annuity commencement date.

   Purchase of retirement annuity with employee contributions plus Credited Interest.